Exhibit 4.26

POET TECHNOLOGIES INC.

- and -

TSX TRUST COMPANY

WARRANT INDENTURE

Dated as of September 19, 2019

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SCHEDULE A       FORM OF WARRANT CERTIFICATE

SCHEDULE B       FORM OF DECLARATION FOR REMOVAL OF LEGEND

THIS WARRANT INDENTURE dated the 19th day of September, 2019.

B E T W E E N:

POET TECHNOLOGIES INC., a corporation existing under laws of the Province of Ontario

(hereinafter called the "Corporation")

OF THE FIRST PART

- and -

TSX TRUST COMPANY, a trust company existing under the laws of Canada

(hereinafter called the "Warrant Agent")

OF THE SECOND PART

WHEREAS, in connection with a private placement offering (the "Offering") by the Corporation, the Corporation has agreed to issue an aggregate principal amount of up to $182,000 in Convertible Debentures (as defined herein) convertible into Units (as defined herein), each Unit comprised of one Unit Share (as defined herein) and one Warrant (as defined herein);

AND WHEREAS in connection with the Offering, up to 455,000 Warrants will be issuable as part of the Units upon conversion of the Convertible Debentures;

AND WHEREAS each Warrant entitles the holder thereof to purchase, subject to adjustment in certain events specified herein, one Warrant Share (as defined herein) at a price of $0.50 at any time prior to 5:00 p.m. (Toronto Time) on the Expiry Date (as defined herein);

AND WHEREAS for such purpose the Corporation deems it necessary to create and issue Warrants and Warrant Certificates to be constituted and issued in the manner hereinafter set forth;

AND WHEREAS the Corporation is authorized under the laws applicable to it to create and issue the Warrants as hereinafter provided;

AND WHEREAS all things necessary have been or will be done and performed by the Corporation to make the Warrants, when created and issued in accordance with the provisions of this Indenture, legal, valid and binding obligations of the Corporation with the benefits and subject to the provisions of this Indenture;

AND WHEREAS the foregoing statements of fact and recitals are made by the Corporation and not by the Warrant Agent.

NOW THEREFORE THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:

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ARTICLE One

definitions and interpretation

Section 1.01	Definitions

In this Indenture and in the Warrant Certificates, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined in this section 1.01 shall, for the purpose of this Indenture and all supplemental indentures hereto and for the purpose of the Warrant Certificates, have the respective meanings specified in this section 1.01:

(a)	"Applicable Legislation" means such provisions of any statute of Canada or of a province thereof, and of regulations under any such statute, relating to warrant indentures or to the rights, duties and obligations of corporations and of warrant agents under warrant indentures, as are from time to time in force and applicable to this Indenture;

(b)	"Applicable Procedures" means (i) with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the applicable rules, procedures or practices of CDS in effect at the time being, and (ii) with respect to any issuance, deposit or withdrawal of Warrants from or to an electronic position evidencing a beneficial ownership interest in, or the exercise of Warrants represented by, a Global Security, the rules, procedures or practices followed by CDS and the Warrant Agent at the time being with respect to the issuance, deposit or withdrawal of such positions;

(c)	"Authenticated" means (i) with respect to the issuance of a Warrant Certificate, one which has been duly signed by the Corporation and countersigned by manual signature of an authorized signatory of the Warrant Agent, and (ii) with respect to the issuance of an Uncertificated Warrant, one in respect of which the Warrant Agent has completed all Internal Procedures such that the particulars of such Uncertificated Warrant are entered in the register of holders of Warrants as required by section 2.08(a) hereof, and "Authenticate", "Authenticating" and "Authentication" have the appropriate correlative meanings;

(d)	"Beneficial Owner" means a person that has a beneficial ownership interest in a Warrant that is represented by a Global Security;

(e)	"book-based system" means the electronic system for clearing, depository and entitlement services operated by CDS;

(f)	"Business Day" means any day that is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario;

(g)	"CDS" means CDS Clearing and Depository Services Inc., or its successor;

(h)	"CDS Participant" means a member firm of CDS who participates in the book-based system;

(i)	"CDSX" means the settlement and clearing system of CDS for equity and debt securities in Canada;

(j)	"Certificated Warrant" means a Warrant evidenced by a Warrant Certificate and issued pursuant to section 2.01(c) hereof;

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(k)	"Closing Date" means September 19, 2019;

(l)	"Common Share Reorganization" means any of the events described in paragraphs 4.01(a)(i), (ii) or (iii) hereof;

(m)	"Common Shares" means the common shares which the Corporation is authorized to issue as constituted immediately prior to the closing time of the Offering; provided that in the event of any adjustment pursuant to the provisions of Article Four hereof, "Common Shares" shall thereafter mean the shares or other securities or property resulting from such adjustment;

(n)	"Confirmation" means a confirmation delivered pursuant to subsection 3.01(b) hereof by CDS to the Warrant Agent of CDS's intention to exercise Warrants, in a manner acceptable to the Warrant Agent, including by electronic means through the book-based system;

(o)	"Convertible Debenture Indenture" means the indenture entered into between the Corporation and the Trustee in its capacity as trustee for the holders of the Convertible Debentures, which contains the terms and conditions of the Convertible Debentures;

(p)	"Convertible Debentures" means the 12.00% unsecured convertible debentures of the Corporation issued at a price of $1,000 per Convertible Debenture as part of the Offering, the terms and conditions of which Convertible Debentures are set out in the Convertible Debenture Indenture;

(q)	"Corporation" means POET Technologies Inc. and includes any successor corporation thereto;

(r)	"Corporation's Auditor" means the firm of chartered accountants appointed as the auditor of the Corporation at the particular time;

(s)	"Corporation's Accountants" has the meaning ascribed thereto in subsection 4.02(h) hereof;

(t)	"Counsel" means a barrister and solicitor or a firm of barristers and solicitors, who may be counsel for the Corporation, acceptable to the Warrant Agent;

(u)	"Current Market Price" of the Common Shares at any date means the price per Common Share equal to the volume weighted average trading price at which the Common Shares have traded on the TSX Venture Exchange or, if the Common Shares are not then listed on the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the Directors for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any 20 consecutive Trading Days selected by the Corporation ending not more than five Business Days, and not less than three Business Days, before such date; provided that the weighted average trading price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive Trading Days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the Directors;

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(v)	"Director" means a director of the Corporation for the time being, and, unless otherwise specified herein, reference to "action by the Directors" means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation;

(w)	"Dividends paid in the Ordinary Course" means such dividends payable in cash (or in securities, property or assets of equivalent value) declared payable on a Common Share in any fiscal year of the Corporation to the extent that such dividends in the aggregate do not exceed in amount or value the greater of:

(i)	100% of the aggregate amount or value of the dividends declared payable by the Corporation on the Common Shares in the period of 12 consecutive months ended immediately prior to the first day of such fiscal year; and

(ii)	50% of the consolidated net earnings of the Corporation, before extraordinary items and after dividends paid on any and all Common Shares of the Corporation (if any) for the period of 12 consecutive months ended immediately prior to the first day of such fiscal year (such consolidated net earnings to be as shown in the audited consolidated financial statements of the Corporation for such 12 month period or, if there are no audited financial statements in respect of such period, computed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation);

(x)	"Effective Date" means the date of issue of the Warrants;

(y)	"Exercise Date" with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of Article Three hereof;

(z)	"Exercise Price" means $0.50 per Warrant Share, unless such amount shall have been adjusted pursuant to the provisions of Article Four hereof in which case such term shall mean the adjusted price in effect at such time;

(aa)	"Expiry Date" means the date that is four (4) years following the Closing Date;

(bb)	"Expiry Time" means 5:00 p.m. (Toronto time) on the Expiry Date;

(cc)	"Extraordinary Resolution" means, subject as hereinafter provided in sections 8.12, 8.15 and 8.16 hereof, a motion proposed at a meeting of Warrantholders called for that purpose and held in accordance with the provisions of Article Eight hereof at which there are present in person or represented by proxy Warrantholders holding in the aggregate at least 25% of the total number of Warrants then outstanding as of the date of the meeting and passed by the affirmative votes of Warrantholders who hold in the aggregate not less than 66⅔% of the total number of Warrants represented at the meeting and voted on such motion;

(dd)	"Global Security" means Warrants represented by an Uncertificated Warrant, or if requested by CDS or the Corporation, by a Warrant Certificate, that is registered in the name of CDS, or its nominee, for the purpose of being held by or on behalf of CDS as custodian;

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(ee)	"Internal Procedures" means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register at any time (including without limitation, original issuance or registration of transfer of ownership) the minimum number of the Warrant Agent's internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed at the time by the Warrant Agent;

(ff)	"Issue Date" means the date on which the Convertible Debentures convert or are deemed to convert into Units;

(gg)	"Offering" has the meaning ascribed thereto in the recitals hereto;

(hh)	"Person" includes an individual, corporation, limited liability company, partnership, trustee, unincorporated organization or any other entity whatsoever, and words importing persons have a similar extended meaning;

(ii)	"Regulation D" means Regulation D as promulgated by the SEC under the U.S. Securities Act;

(jj)	"Regulation S" means Regulation S as promulgated by the SEC under the U.S. Securities Act;

(kk)	"Rights Offering" means any of the events described in subsection 4.01(b) hereof;

(ll)	"Rights Period" means any period determined for the purposes of subsection 4.01(b) hereof;

(mm)	"SEC" means the United States Securities and Exchange Commission;

(nn)	"Shareholder" means a holder of record of one or more Common Shares;

(oo)	"Special Distribution" means any of the events described in subsection 4.01(c) hereof;

(pp)	"Subsidiary" means any corporation of which Voting Shares carrying more than 50% of the votes attached to all outstanding Voting Shares of such corporation are owned, directly or indirectly, other than by way of security only, by one or more of the Corporation and any Subsidiary, provided that the Corporation or such Subsidiary is not contractually or otherwise prohibited or restricted from exercising sufficient of the voting rights attached to such Voting Shares to elect at least a majority of the directors of such corporation;

(qq)	"Trading Day", with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market and otherwise means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common Shares are then listed (or if the Common Shares are not then listed on any stock exchange, then in the over-the-counter market);

(rr)	"Transfer Agent" means the transfer agent for the time being of the Common Shares;

(ss)	"Trustee" means TSX Trust Company, in its capacity as trustee under the Convertible Debenture Indenture;

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(tt)	"Uncertificated Warrant" means any Warrant which is not a Certificated Warrant;

(uu)	"Unit Shares" means the Common Shares comprising part of the Units;

(vv)	"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(ww)	"Units" means the units issuable upon conversion of the Convertible Debentures, with each such Unit being comprised of one Unit Share and one Warrant;

(xx)	"U.S. Common Share Legend" has the meaning set forth in subsection 3.06(c);

(yy)	"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(zz)	"U.S. Legend" has the meaning set forth in subsection 2.01(f)(i);

(aaa)	"U.S. Person" has the meaning set forth in Rule 902(k) of Regulation S;

(bbb)	"U.S. Purchaser" means (i) an original purchaser of the Convertible Debentures upon conversion of which the Warrants are issued who was, at the time of purchase, (A) a U.S. Person, (B) any person purchasing such Convertible Debentures on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (C) any person who receives or received an offer to acquire such Convertible Debentures while in the United States, and (D) any person who was in the United States at the time such person's buy order was made or the subscription agreement pursuant to which such Units were acquired was executed or delivered, or (ii) any other Person holding Convertible Debentures upon conversion of which the Units of which the Warrants are issued, which Convertible Debentures bear the “U.S. Legend” as defined and set forth in the Convertible Debenture Indenture;

(ccc)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(ddd)	"U.S. Warrantholder" means any (a) Warrantholder that (is (i) present in the United States, (ii) a U.S. Person, (iii) a Person exercising such Warrants for the account or benefit of a U.S. Person or a Person in the United States, (iv) executing or delivering the subscription form in the United States, or (v) requesting delivery in the United States of the Common Shares issuable upon exercise of the Warrants;

(eee)	"U.S. Warrantholder Letter" means the U.S. Warrantholder letter in substantially the form contained on the Warrant Certificate (FORM 4);

(fff)	"Voting Shares" of any corporation means shares of one or more classes or series of a class of shares of such corporation carrying voting rights under all circumstances (and not by reason of the happening of a contingency) sufficient if exercised to elect all of the directors of such corporation, provided that such shares shall be deemed not to cease to be Voting Shares solely by reason of a right to vote for the election of one or more of the directors of such corporation accruing to shares of another class or series of a class of shares of such corporation by reason of the happening of a contingency;

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(ggg)	"Warrant Agent" means TSX Trust Company, or the successor thereof for the time being of the duties and obligations hereby created;

(hhh)	"Warrant Certificates" means the certificates representing the Warrants substantially in the form attached as Schedule A hereto issued and countersigned hereunder and for the time being outstanding;

(iii)	"Warrant Shares" means the Common Shares issuable upon the exercise of the Warrants;

(jjj)	"Warrantholders" or "holders" without reference to Common Shares means the Persons, including CDS, for the time being who are registered holders of Warrants as such names appear on the register;

(kkk)	"Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders holding in the aggregate not less than 25% of the aggregate number of all Warrants then unexercised and outstanding, requesting the Warrant Agent to take some action or proceeding specified therein;

(lll)	"Warrants" means the warrants issued and Authenticated hereunder, whether by way of a Warrant Certificate or Uncertificated Warrant, each one of which will entitle the holder thereof to purchase one Common Share at the Exercise Price at any time up to the Expiry Time, subject to adjustment in accordance with Article Four hereof; and

(mmm)	"Written Order of the Corporation", "Written Request of the Corporation", "Written Consent of the Corporation" and "Certificate of the Corporation" mean respectively a written order, request, consent or certificate signed in the name of the Corporation by its Chief Executive Officer, Chief Financial Officer or Secretary or a Director.

Section 1.02	Number and Gender

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine include the feminine and neuter genders.

Section 1.03	Interpretation not Affected by Headings

The division of this Indenture into articles, sections, subsections, paragraphs and subparagraphs, the provision of the table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

Section 1.04	Day Not a Business Day

If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.05	Currency

All references to currency herein and in the Warrant Certificates are to lawful money of Canada unless otherwise specified herein.

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Section 1.06	Applicable Law

This Indenture, the Warrant Certificates and the Warrants shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 1.07	Language

The parties to this Indenture expressly request and require that this Indenture and all related documents be drafted in English. Les parties aux présentes conviennent et exigent que cette convention et tous les documents qui s'y rattachent soient rédigés en anglais.

Section 1.08	References to this Indenture

The words and phrases "this Warrant Indenture", "this Indenture", "herein", "hereby", "hereof" and similar expressions mean or refer to this Indenture and any indenture, deed or instrument supplemental hereto and the words "article", "section", "subsection", "paragraph" and "subparagraph" followed by a number mean and refer to the specified article, section, subsection, paragraph or subparagraphs of this Indenture.

Section 1.09	Schedules

The following schedules are attached to, form part of and shall be deemed to be incorporated into this Indenture.

Schedule	Title
A	Form of Warrant Certificate
B	Form of Declaration for Removal of Legend

ARTICLE Two

ISSUE AND FORM OF WARRANTS

Section 2.01	Issue and Form of Warrants

(a)	Authorization of Warrants: The Corporation is hereby authorized to create and issue in accordance with the terms and conditions hereof up to 455,000 Warrants entitling the holders thereof to subscribe for and purchase up to an aggregate of 455,000 Warrant Shares together with such additional indeterminate number of Warrant Shares as may be required to be issued pursuant to any adjustment required to be made by the provisions of Article Four hereof.

(b)	Form of Warrants: Subject to subsections 2.01(c), 2.01(d), 2.01(e), and 2.01(f) hereof, Warrants may be issued in both certificated and uncertificated form; provided, however, that all Warrants issued hereunder, other than Warrants represented by a Global Security, shall be issued in certificated form. Each Warrant originally issued to a U.S. Purchaser, and each Warrant issued in exchange therefor or substitution thereof, will be evidenced by a Warrant Certificate that bears the U.S. Legend.

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(c)	Certificated Warrants: All Warrants issued in certificated form shall be evidenced by Warrant Certificates. Upon the issue of Warrants issued in certificated form, Warrant Certificates shall be executed by the Corporation and delivered to the Warrant Agent, Authenticated by the Warrant Agent upon the Written Request of the Corporation and delivered by the Warrant Agent to the Corporation or to the order of the Corporation pursuant to a Written Request of the Corporation, without any further act of or formality on the part of the Corporation. The Warrant Certificates shall be substantially in the form of the certificate attached hereto as Schedule A, shall be dated as of the date of issue thereof (including all replacements issued in accordance with this Indenture), and may bear such distinguishing letters and numbers as the Corporation may, with the approval of the Warrant Agent, prescribe. Irrespective of any adjustments required to be made by the provisions of Article Four hereof, all replacement Warrant Certificates shall continue to express the number of Warrant Shares purchasable upon the exercise of the Warrants represented thereby and the Exercise Price as if such Warrant Certificates were issued as of the initial date of issue thereof pursuant hereto. Any Warrant Certificate validly issued in accordance with the terms of this Indenture in effect at the time of issue of such Warrant Certificate shall, subject to the terms of this Indenture and applicable law, validly entitle the holder thereof to acquire Warrant Shares, notwithstanding that the form of such Warrant Certificate may not be the form currently required by this Indenture.

(d)	Uncertificated Warrants: Warrants issued in uncertificated form shall be evidenced by a book position on the register of Warrantholders to be maintained by the Warrant Agent in accordance with section 2.08 hereof.

(e)	Warrants Represented by a Global Security: For the purpose of the administration of the Warrants to be issued hereunder and notwithstanding anything to the contrary contained in this Indenture and the Warrant Certificates, Warrants represented by a Global Security will be registered in the name of CDS, or its nominee. Subject to applicable law, Warrants represented by a Global Security shall, unless otherwise requested by CDS or the Corporation, be issued in uncertificated form. If Warrants represented by a Global Security are represented in certificated form, they shall be represented by a Warrant Certificate substantially in the form of the certificate attached hereto as Schedule A, and, if so represented, such certificate shall be delivered to CDS, or its nominee. The Global Security will be subject to the Applicable Procedures of the book-based system and to section 2.11 hereof.

(f)	Legends:

(i)	Neither the Warrants nor the Warrant Shares issuable upon exercise of the Warrants have been or will be registered under the U.S. Securities Act or under any United States state securities laws. Each Warrant Certificate originally issued for the benefit or account of a U.S. Purchaser, and each Warrant Certificate issued in exchange therefor or in substitution thereof, shall bear or be deemed to bear the following legends or such variations thereof as the Corporation may prescribe from time to time (the "U.S. Legend"):

"THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT ARE AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

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THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO POET TECHNOLOGIES INC. (THE "CORPORATION"), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT THAT IS AVAILABLE FOR THE RESALE OF THE SECURITIES, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION."

provided that, if the Warrants are being sold outside the United States in accordance with Rule 904 of Regulation S, this legend may be removed by the transferor providing a declaration to the Warrant Agent in the form set forth in Schedule B or as the Warrant Agent or the Corporation may prescribe from time to time; and provided, further, that, if any such securities are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, or another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the Warrant Agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation that such legend is no longer required under applicable requirements of the U.S. Securities Act and applicable state securities laws.

The Warrant Agent shall be entitled to request any other documents that it may require in accordance with its internal policies for the removal of the U.S. Legend.

(ii)	The certificates or other instruments representing the Warrants, and the certificates or other instruments representing any Warrant Shares issued upon exercise of the Warrants, if issued prior to the expiration of the applicable hold period, will bear the following legend in accordance with applicable securities legislation:

"UNLESS PERMITTED BY SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 20, 2020."

(iii)	And, if required by the policies of the TSX Venture Exchange, the certificates or ownership statements representing the Warrants or Warrant Shares issued upon the exercise of the Warrants (and any replacement certificate or ownership statement issued prior to the expiration of the applicable hold periods), if any, will bear a legend substantially in the following form:

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"WITHOUT THE PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JANUARY 20, 2020."

(iv)	Each Global Security originally issued in Canada and held by CDS, and each Global Security issued in exchange therefor or in substitution thereof shall bear or be deemed to bear the following legend or such variations thereof as the Corporation may prescribe from time to time:

"UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. ("CDS") TO POET TECHNOLOGIES INC. (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE."

Notwithstanding any other provisions of this Indenture, in processing and registering transfers of Warrants, no duty or responsibility whatsoever shall rest upon the Warrant Agent to determine the compliance by any transferor or transferee with the terms of the legend contained in subsection 2.01(f), or with the relevant securities laws or regulations.

Section 2.02	Terms and Delivery of Warrants

(a)	Terms: Each one Warrant issued hereunder shall entitle the holder thereof to subscribe for and purchase one Warrant Share at the Exercise Price at any time after the Issue Date until the Expiry Time, subject to subsection 2.02(c) hereof.

(b)	Delivery of Warrants: Pursuant to a Written Request of the Corporation: (i) with respect to Warrants authorized to be issued in paragraph 2.01(a) hereof that are issued in certificated form, Warrant Certificates in definitive form representing such Warrants shall be created and executed by the Corporation, shall be Authenticated by the Warrant Agent and shall be delivered by the Warrant Agent to the Corporation, or to the order of the Corporation in accordance with subsection 2.01(c) hereof; and (ii) with respect to Warrants authorized to be issued in paragraph 2.01(a) hereof that are issued in uncertificated form, the Warrant Agent shall Authenticate such Warrants; and, in either case, the Warrant Agent shall record the name of the holder of such Warrants on the Warrantholder register maintained by the Warrant Agent pursuant to subsection 2.08(a) hereof.

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(c)	Adjustment: The Exercise Price and the number of Common Shares which can be subscribed for and purchased pursuant to the Warrants shall be adjusted in the events and in the manner specified in Article Four hereof.

(d)	No Fractional Warrants: No fractional Warrants shall be issued or otherwise provided for, and a Warrantholder shall not be entitled to subscribe for or purchase a fractional Common Share or be entitled to any cash or other consideration such holder might otherwise be entitled to based upon the holding of such Warrants. If the number of Warrants to which a Warrantholder would otherwise be entitled is not a whole number, then the number of Warrants to be issued to such Warrantholder shall be rounded down to the next whole number and the Warrantholder shall not be entitled to any compensation in respect of such fractional Warrant.

(e)	Splits, Combinations: Subject to section 2.07 hereof, the number of Warrants represented by any Warrant Certificate or any Warrant Certificates may be split, combined or exchanged for a Warrant Certificate or Warrant Certificates representing the same number of Warrants in the aggregate.

(f)	Issue of Common Shares: The Corporation shall issue Common Shares upon the exercise of Warrants in accordance with the provisions hereof.

Section 2.03	Warrantholder not a Shareholder

Nothing in this Indenture nor in the holding of a Warrant, whether represented by a Warrant Certificate or otherwise, shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of Shareholders or any other proceedings of the Corporation or the right to receive dividends or other distributions.

Section 2.04	Signing of Warrant Certificate

Warrant Certificates shall be signed by the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer of the Corporation or any Director and may, but need not be, under the seal of the Corporation or a reproduction thereof (which shall be deemed to be the seal of the Corporation). The signatures of such officers or Directors may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officers or Directors. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificate as one of such officers or Directors may no longer hold office at the date of such Warrant Certificate or at the date of the Authentication or delivery thereof, any Warrant Certificate signed as aforesaid and Authenticated by the Warrant Agent shall be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

Section 2.05	Authentication by the Warrant Agent

(a)	Authentication of Warrant Certificates: Each Warrant Certificate shall be Authenticated manually by the Warrant Agent. No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefits hereof until it has been Authenticated by the Warrant Agent by means of a manual signature of one or more of its authorized signatories, substantially in the form of the countersignature contained on the Warrant Certificate or in some other form approved by the Corporation and the Warrant Agent and such Authentication by the Warrant Agent shall be conclusive evidence as against the Corporation that the Warrant Certificate so Authenticated has been duly issued hereunder and that the holder thereof is entitled to the benefits hereof.

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(b)	Authentication of Uncertificated Warrants: The Warrant Agent shall Authenticate Uncertificated Warrants (whether upon original issuance, exchange, registration of transfer or otherwise). No Warrant shall be considered issued or shall be valid or obligatory or shall entitle the holder thereof to the benefits of this Indenture until it has been Authenticated by the Warrant Agent by completing its Internal Procedures (and the Corporation shall, and hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Warrants under this Indenture) and such Authentication by the Warrant Agent shall be conclusive evidence as against the Corporation that such Uncertificated Warrant so Authenticated has been duly issued hereunder and that the holder or holders thereof are entitled to the benefits hereof. The register of Warrantholders shall be final and conclusive evidence as to all matters relating to Uncertificated Warrants with respect to which this Indenture requires the Warrant Agent to maintain records or accounts. In the case of differences between the register at any time and any other time, the register at the later time shall be controlling, absent manifest error.

(c)	No Representation: Authentication by the Warrant Agent shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or of the Warrant Certificates or Uncertificated Warrants (except the due Authentication thereof) or as to the performance by the Corporation of its obligations under this Indenture, and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrant Certificates or Uncertificated Warrants or any of them or of the consideration therefor, except as otherwise specified herein.

Section 2.06	Issue in Substitution for Lost Warrant Certificate

(a)	Substitution: In case any Warrant Certificate issued and Authenticated hereunder shall become mutilated, lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Warrant Agent shall Authenticate and deliver a new certificate for the same class of Warrants and of like date and tenor, and bearing the same legends, if any, as the one mutilated, lost, destroyed or stolen (i) in exchange for and in place of and upon cancellation of such mutilated certificate, or (ii) in lieu of and in substitution for such lost, destroyed or stolen certificate and the substituted certificate shall be in a form approved by the Warrant Agent and shall be entitled to the benefit hereof and shall rank equally in accordance with its terms with all Warrants of the same class either issued or to be issued hereunder.

(b)	Issue of New Warrant Certificates: The applicant for the issue of a new Warrant Certificate pursuant to subsection 2.06(a) hereof shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft, as the case may be, of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Warrant Agent in their discretion, acting reasonably, and such applicant may also be required to furnish an indemnity and a surety bond in amount and form satisfactory to the Corporation and the Warrant Agent in their discretion, acting reasonably, to save each of them harmless, and shall pay the reasonable expenses, charges and any taxes applicable thereto of the Corporation and the Warrant Agent in connection therewith.

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Section 2.07	Exchange of Warrant Certificates

(a)	Exchange: Warrant Certificates issued and Authenticated hereunder representing any specified number of Warrants to subscribe for and purchase Warrant Shares may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates representing in the aggregate the same number of Warrants and entitling the holder thereof to subscribe for and purchase an equal aggregate number of Warrant Shares at the same Exercise Price and on the same terms as the Warrant Certificates so exchanged.

(b)	Places of Exchange: Warrant Certificates may be exchanged at the principal office of the Warrant Agent in the City of Toronto, Ontario, or at any other place that is designated by the Corporation with the approval of the Warrant Agent. Any Warrant Certificate tendered for exchange shall be surrendered to the Warrant Agent and cancelled by the Warrant Agent. The Corporation shall sign and the Warrant Agent shall Authenticate all Warrant Certificates necessary to carry out such exchanges.

(c)	Charges for Exchange: For each Warrant Certificate exchanged, the Warrant Agent, except as otherwise herein provided, may charge the Warrantholder a reasonable amount for each new Warrant Certificate issued. Payment for any and all taxes or governmental or other charges required to be paid shall be made by the Warrantholder requesting such exchange, as a condition precedent thereto.

Section 2.08	Registration and Transfer of Warrants

(a)	Register: The Corporation will cause to be kept by the Warrant Agent at its principal office in Toronto, Ontario:

(i)	a register of holders in which shall be entered in alphabetical order the name and address of each holder of Warrants, whether Certificated Warrants or Uncertificated Warrants, the date of Authentication thereof and the number of Warrants held by such holder;

(ii)	if represented by a Warrant Certificate, the unique number or code assigned to and imprinted thereon and, if an Uncertificated Warrant, the unique number or code assigned thereto, if any;

(iii)	whether any of such Warrants have been cancelled; and

(iv)	a register of transfers in which all transfers of Warrants and the date and other particulars of each such transfer shall be entered.

(b)	Correction of Certain Errors: Once an Uncertificated Warrant has been Authenticated, the information set forth in the register with respect thereto at the time of Authentication may be altered, modified, amended, supplemented or otherwise changed only to reflect exercise or proper instructions to the Warrant Agent from the holder thereof as provided herein, except that the Warrant Agent may act unilaterally to make purely administrative changes internal to the Warrant Agent and changes to correct errors. Each Person who becomes a holder of an Uncertificated Warrant, by his, her or its acquisition thereof shall be deemed to have irrevocably (i) consented to the foregoing authority of the Warrant Agent to make such corrections and (ii) agreed to pay to the Warrant Agent or to the Corporation, as applicable, promptly upon written demand, the full amount of all loss and expense (including without limitation reasonable legal fees of the Corporation and the Warrant Agent), plus interest at an appropriate then prevailing rate of interest to the Warrant Agent, sustained by the Corporation or the Warrant Agent as a proximate result of such error if, but only if, and only to the extent that, such present or former holder realized any benefit as a result of such error and could reasonably have prevented, forestalled or minimized such loss and expense by prompt reporting of the error or avoidance of accepting benefits thereof whether or not such error is or should have been timely detected and corrected by the Warrant Agent; provided, however, that no Person who is a bona fide purchaser for value of such Warrants shall have any such obligation to the Corporation or to the Warrant Agent.

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(c)	Valid Transfers: No transfer of any Warrant will be valid unless entered on the appropriate register of transfers referred to in subsection 2.08(a) hereof, or on any branch registers maintained pursuant to subsection 2.08(h) hereof, upon in the case of a Certificated Warrant, surrender to the Warrant Agent of the Warrant Certificate representing such Warrant, duly endorsed by, or accompanied by a written instrument of transfer in the form attached to the Warrant Certificate, or in such other form satisfactory to the Warrant Agent, executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed satisfactory to the Warrant Agent and upon compliance with the above requirements, such other reasonable requirements as the Warrant Agent may prescribe and all applicable securities legislation and requirements of regulatory authorities, such transfer will be recorded on the appropriate register of transfers by the Warrant Agent. In the case of a Warrant represented by a Global Security, any transfer of Warrants is to be completed in accordance with the procedures described in Section 2.11 hereof and all applicable securities legislation and requirements of regulatory authorities. In the case of the transfer of a Certificated Warrant, upon compliance with such requirements, the Warrant Agent shall issue a Warrant Certificate to the transferee of the Certificated Warrant representing the Warrants so transferred.

(d)	Register of Transfers: The transferee of any Warrant will, upon compliance with the requirements of subsection 2.08(c) hereof (and, as applicable, subsection 2.08(j) hereof) and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the appropriate register of holders referred to in subsection 2.08(a) hereof, or on any branch registers of holders maintained pursuant to subsection 2.08(h) hereof, as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, except in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(e)	Refusal of Registration: The Corporation will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in subsection 2.08(a) hereof, or on any branch registers maintained pursuant to subsection 2.08(h) hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction.

(f)	No Notice of Trusts: Subject to applicable law, neither the Corporation nor the Warrant Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and may transfer any Warrant on the direction of the Person registered as the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

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(g)	Inspection: The registers referred to in subsection 2.08(a) hereof, and any branch registers maintained pursuant to subsection 2.08(h) hereof, will at all reasonable times be open for inspection by the Corporation and any Warrantholder. The Warrant Agent will from time to time when requested to do so in writing by the Corporation or any Warrantholder (upon payment of the reasonable charges of the Warrant Agent), furnish the Corporation or such Warrantholder with a list of the names and addresses of holders of Warrants (in the case of a Warrantholder of the same class as such Warrantholder) entered on such registers and showing the number of Warrants (in the case of a Warrantholder of the same class as such Warrantholder) held by each such holder thereof.

(h)	Location of Registers: The Corporation may at any time and from time to time change the place at which the registers referred to in subsection 2.08(a) hereof are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept, in each case subject to the approval of the Warrant Agent. Notice of all such changes or closures shall be given by the Corporation to the Warrant Agent and to holders of Warrants in accordance with Article Eleven hereof.

(i)	Reliance by Warrant Agent: The Warrant Agent shall have no obligation to ensure or verify compliance with any Applicable Legislation or regulatory requirements on the issue, exercise or transfer of any Warrants or any Common Shares or other securities issued upon the exercise of any Warrants. The Warrant Agent shall be entitled to process all proffered transfers and exercises of Warrants upon the presumption that such transfers or exercises are permissible pursuant to all Applicable Legislation and regulatory requirements and the terms of the Indenture and the related Warrant Certificates in the absence of prima facie evidence to the contrary. The Warrant Agent may assume for the purposes of this Indenture that the address on the register of Warrantholders of any Warrantholder is the actual address of such Warrantholder and is also determinative of the residency of such Warrantholder and that the address of any transferee to whom any Warrants or Common Shares or other securities issuable upon the exercise of any Warrants are to be registered, as shown on the transfer document, is the actual address of the transferee and is also determinative of the residency of the transferee.

(j)	Transfer of Warrant Certificate Bearing U.S. Warrant Legend: If a Warrant Certificate tendered for transfer bears the U.S. Legend, the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant Certificate and: (A) the transfer is to the Corporation; (B) the transfer is made outside of the United States in accordance with the requirements of Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply and in compliance with applicable local laws and regulations, and the transferor delivers to the Warrant Agent a declaration substantially in the form set forth in Schedule B to this Warrant Indenture, or in such other form the Corporation may from time to time prescribe, together with such other evidence of the availability of an exemption (which may, without limitation, include an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation and the Warrant Agent) as the Warrant Agent may reasonably require; (C) the transfer is made in compliance with the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in each case in accordance with applicable state securities laws or "blue sky" laws; (D) the transfer is made in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; or (E) the transfer is made pursuant to an effective registration statement under the U.S. Securities Act that is available for the resale of the Warrants, provided that, it has prior to any transfer under (C) or (D) above furnished to the Corporation an opinion of counsel in form and substance reasonably satisfactory to the Corporation to such effect. In relation to a transfer under (C) or (D) above, unless the Corporation receives an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Corporation to the effect that the U.S. Legend is no longer required on the Warrant Certificates representing the transferred Warrants, the Warrant Certificates received by the transferee will continue to bear the U.S. Legend.

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Section 2.09	Ownership of Warrants

(a)	Owner: Subject to applicable law, the Corporation and the Warrant Agent may deem and treat the Person in whose name any Warrant is registered on the register of Warrantholders to be maintained by the Warrant Agent in accordance with subsection 2.08(a) hereof as the absolute owner of such Warrant for all purposes, and such Person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Corporation and the Warrant Agent will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(b)	Rights of Registered Holder: Subject to applicable law, the registered holder of any Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all Persons may act accordingly, and the issue and delivery to any such registered holder of the Warrant Shares issuable pursuant thereto will be a good discharge to the Corporation and the Warrant Agent therefor and neither the Corporation nor the Warrant Agent will be bound to inquire into the title of any such registered holder.

Section 2.10	Warrants to Rank Pari Passu

All Warrants shall rank pari passu, whatever may be the actual date of issue of any Warrants.

Section 2.11	Book-Based System Warrants

(a)	Registration of beneficial interests in and transfers of Warrants held by CDS shall be made through the book-based system, subject to Applicable Procedures, and no Warrant Certificates shall be issued in respect of such Warrants except as set out in this section 2.11, where physical certificates evidencing ownership in such securities are required or as may be requested by CDS from time to time. Warrants in the book-based system shall be evidenced by a Global Security as contemplated in subsection 2.01(e) hereof.

(b)	For so long as Warrants are represented by a Global Security, if any of the following events occurs:

(i)	CDS notifies the Corporation that it is unwilling or unable to continue as depository of the Warrants represented by a Global Security and the Corporation is unable to identify and engage a qualified successor,

(ii)	the Corporation determines that CDS is no longer willing, able or qualified to discharge properly its responsibilities as depository of the Warrants represented by a Global Security and the Corporation is unable to identify and engage a qualified successor,

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(iii)	CDS ceases to be a clearing agency or otherwise ceases to be eligible to be a depository and the Corporation is unable to locate a qualified successor, or

(iv)	the Corporation or CDS is required by applicable laws to take the action contemplated in this subsection 2.11(b),

Warrant Certificates shall be issued in exchange for the Global Security, or the applicable portion thereof, in accordance with section 2.08 hereof but subject to the provisions of this section 2.11. All such Warrant Certificates issued and exchanged pursuant to this subsection 2.11(b) shall be registered in such names and in such denominations as CDS shall instruct the Warrant Agent; provided that the aggregate number of Warrants represented by such Warrant Certificates shall be equal to the aggregate number of Warrants represented by the Global Security so exchanged, and the Global Security so exchanged, or the applicable portion thereof, shall be cancelled by the Warrant Agent.

(c)	All references herein to actions by, notices given or payments made to Warrantholders shall, where Warrants are held through a Global Security, refer to actions taken by, or notices given or payments made to, CDS upon instruction from CDS Participants in accordance with Applicable Procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or at the direction of Warrantholders evidencing a specified percentage of the aggregate Warrants outstanding, such direction or consent may be given by Beneficial Owners acting through CDS and the CDS Participants owning Warrants evidencing the requisite percentage of the Warrants. The rights of Beneficial Owners shall be limited to those established by applicable laws and agreements between CDS and the CDS Participants and between such CDS Participants and Beneficial Owners and must be exercised through a CDS Participant in accordance with the Applicable Procedures.

(d)	Each of the Warrant Agent and the Corporation may deal with CDS for all purposes as the authorized representative of the respective Warrantholders who are Beneficial Owners and such dealing with CDS shall constitute satisfaction or performance, as applicable, of their respective obligations hereunder. For so long as Warrants are represented by a Global Security, if any notice or other communication is required to be given to Warrantholders, the Warrant Agent will give such notices and communications to CDS or its nominee.

(e)	Transfers of beneficial ownership in any Warrant represented by a Global Security will be effected only (i) with respect to the interest of a CDS Participant, through records maintained by CDS or its nominee for such Global Security, and (ii) with respect to the interest of any Person other than a CDS Participant, through records maintained by CDS Participants. Beneficial Owners who are not CDS Participants but who desire to sell or otherwise transfer ownership of or any other interest in Warrants represented by such Global Security may do so through a CDS Participant.

(f)	Notwithstanding anything herein or in the terms of the Warrant Certificates to the contrary, neither the Corporation nor the Warrant Agent nor any agent thereof shall have any responsibility or liability for (i) the records maintained by CDS relating to any ownership interests or any other interests in the Warrants or the depository system maintained by CDS, or payments made on account of any ownership interest or any other interest of any Person in any Warrant represented by any Global Security (other than the applicable depository or its nominee), (ii) maintaining, supervising or reviewing any records of CDS or any CDS Participant relating to any such interest, or (iii) any advice or representation made or given by CDS or those contained herein that relate to the rules and regulations of CDS, including the Applicable Procedures, or any action to be taken by CDS on its own direction or at the direction of any CDS Participant.

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(g)	The provisions of section 2.08 hereof with respect to the transfer of Warrants are subject to the provisions of this section 2.11.

The Corporation may terminate the application of this section 2.11 in its sole discretion on written notice to the Warrant Agent.

ARTICLE Three

EXERCISE OF WARRANTS

Section 3.01	Method of Exercise of Warrants

(a)	Exercise: Subject to subsection 3.01 hereof, the holder of any Warrant may exercise the right thereby conferred on such holder to subscribe for and purchase Warrant Shares by surrendering, during regular business hours of the Warrant Agent at its offices in the City of Toronto, Ontario, after the date of issue of the Warrant but prior to the Expiry Time, to the Warrant Agent at the place specified in subsection 3.01(d) hereof or any other place or places that may be designated by the Corporation with the approval of the Warrant Agent, the Warrant Certificate, with a properly completed and executed subscription form in substantially the form contained on the Warrant Certificate, together with a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation in an amount equal to the product obtained by multiplying the Exercise Price by the number of Common Shares subscribed for pursuant to such Warrant Certificate. A Warrant Certificate with the duly completed and executed subscription form, together with the certified cheque, bank draft or money order, shall be deemed to be surrendered only upon delivery thereof or, if sent by mail or other means of transmission, upon receipt thereof, in each case at the office of the Warrant Agent provided for in subsection 3.01(d) hereof or any such other place designated by the Corporation with the approval of the Warrant Agent.

(b)	Exercise by Beneficial Owner: No Warrant represented by a Global Security may be exercised unless, prior to such exercise, the holder of such Warrant shall have taken all other action necessary to exercise such Warrant in accordance with this Indenture and the Applicable Procedures. Notwithstanding anything to the contrary contained herein and subject to the Applicable Procedures in force from time to time, a Beneficial Owner of Warrants represented by a Global Security who desires to exercise his or her Warrants must do so by causing a CDS Participant to deliver to CDS, on behalf of the Beneficial Owner, a written notice of the Beneficial Owner's intention to exercise Warrants in a manner acceptable to CDS. Forthwith upon receipt by CDS of such notice, as well as payment in an amount equal to the product obtained by multiplying the Exercise Price by the number of Warrant Shares subscribed for, CDS shall deliver to the Warrant Agent a Confirmation. An electronic exercise of the Warrants initiated by a CDS Participant through a book based registration system, including CDSX, shall constitute a representation to both the Corporation and the Warrant Agent that the Beneficial Owner at the time of exercise of such Warrants: (a) is not present in the United States; (b) is not a U.S. Person and is not exercising such Warrants for the account or benefit of a U.S. Person or a person in the United States; (c) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of a U.S. Person or a person in the United States; (d) did not execute or deliver the notice of the owner's intention to exercise such Warrants in the United States; (e) did not request delivery in the United States of the Warrant Shares issuable upon the exercise of the Warrants, and (f) has, in all other respects, complied with the terms of Regulation S under the U.S. Securities Act in connection with such exercise. If the CDS Participant is not able to make or deliver the foregoing representation by initiating the electronic exercise of the Warrants, then (i) such Warrants shall be withdrawn from the book based registration system, including CDSX, by the CDS Participant; (ii) an individually registered Warrant Certificate shall be issued by the Warrant Agent to the Beneficial Owner or CDS Participant and (iii) the exercise procedures set forth in subsections 3.01(a), 3.01(c) and 3.01(g) shall be followed.

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Payment representing the Exercise Price must be provided to the appropriate office of the CDS Participant in a manner acceptable to it. A notice in form acceptable to the CDS Participant and payment from such Beneficial Owner should be provided to the CDS Participant sufficiently in advance so as to permit the CDS Participant to deliver notice and payment to CDS and for CDS in turn to deliver notice and payment to the Warrant Agent prior to the Expiry Time. CDS will initiate the exercise by way of the Confirmation and forward the Exercise Price electronically to the Warrant Agent and the Warrant Agent will execute the exercise by causing the Transfer Agent to issue to CDS through the book-based system the Common Shares to which the exercising Beneficial Owner is entitled pursuant to the exercise. Any expense associated with the exercise process will be for the account of the Beneficial Owner exercising the Warrants and/or the CDS Participant exercising the Warrants on its behalf.

By causing a CDS Participant to deliver to CDS a written notice of the Beneficial Owner's intention to exercise Warrants, the Beneficial Owner shall be deemed to have irrevocably surrendered his or her Warrants so exercised and appointed such CDS Participant to act as his or her exclusive settlement agent with respect to the exercise and the receipt of underlying Warrant Shares in connection with the obligations arising from such exercise.

Any notice of the Beneficial Owner's intention to exercise Warrants which CDS determines to be incomplete, not in proper form or not duly executed shall for all purposes be void and of no effect and the exercise to which it relates shall be considered for all purposes not to have been made thereby. A failure by a CDS Participant to exercise or to give effect to the settlement thereof in accordance with the Beneficial Owner's instructions will not give rise to any obligations or liability on the part of the Corporation or Warrant Agent to the CDS Participant or the Beneficial Owner.

Any Confirmation received by the Warrant Agent after business hours on any Business Day other than the Expiry Date will be deemed to have been received by the Warrant Agent on the next following Business Day. The Confirmation (together with payment representing the Exercise Price for the Common Shares for which the Warrant is being exercised) in connection with any exercise by a Beneficial Owner must be received by the Warrant Agent prior to the Expiry Time. Any Warrant with respect to which a Confirmation (together with payment representing the Exercise Price for the Warrant Shares for which the Warrant is being exercised) is not received by the Warrant Agent before the Expiry Time shall be deemed to have expired and become void and all rights with respect to such Warrant shall terminate and be cancelled.

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(c)	Subscription Form Completion: Any subscription form referred to in subsection 3.01(a) hereof shall be signed by the Warrantholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent, acting reasonably, and shall specify (A) the number of Warrant Shares which the holder desires to subscribe for and purchase, such number, in the case of the exercise of Certificated Warrants, being not more than the number which the holder is entitled to subscribe for and purchase pursuant to the Warrant Certificate surrendered, (B) the Person or Persons in whose name or names such Warrant Shares are to be issued, (C) the address or addresses of such Person or Persons, or the office of the Warrant Agent at which the Warrant Certificate was surrendered and where the certificates representing such Warrant Shares, or other appropriate form of evidence of ownership, are to be sent, and (D) the number of Warrant Shares to be issued to each such Person if more than one is so specified. If any of the Common Shares subscribed for are to be issued to a Person or Persons other than the Warrantholder, the Warrantholder shall pay to the Warrant Agent all applicable transfer or similar taxes, if any, and the Corporation and the Warrant Agent shall not be required to issue or deliver certificates representing Common Shares unless or until such Warrantholder shall have paid to the Warrant Agent the amount of such tax, if any, or shall have established to the satisfaction of the Warrant Agent that such tax has been paid or that no tax is due. For the avoidance of doubt, Warrant Shares may only be issued to a Person or Persons other than the Warrantholder in compliance with the terms of this Indenture and in particular subsection 2.01(f), and Section 2.08 of this Indenture.

(d)	Places for Exercise: The Corporation has designated the Warrant Agent, at its principal office in the City of Toronto, Ontario, as the place at which the Warrants may be exercised. The Corporation will give notice to the Warrantholders pursuant to Article Eleven hereof of the location of any other place appointed by the Corporation and approved by the Warrant Agent and of the change in the location of any new or existing place where Warrants may be exercised.

(e)	Accounting to Corporation and Disbursement of Monies: The Warrant Agent shall as soon as practicable account to the Transfer Agent and the Corporation with respect to Warrants exercised. All such monies, and any securities or other instruments, from time to time received by the Warrant Agent, shall be disbursed to the Corporation in accordance with this Indenture. Within five Business Days of receipt thereof the Warrant Agent shall forward to the Corporation (or to an account or accounts of the Corporation designated in writing by the Corporation for that purpose) all monies received through the exercise of Warrants.

(f)	Record of Exercise: The Warrant Agent shall record the particulars of the Warrants exercised for Common Shares which particulars shall include the names and addresses of the Persons who become holders of Common Shares, if any, on exercise, the number of Common Shares issued, the Exercise Date and the Exercise Price. Within five Business Days of each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Corporation.

(g)	U.S. Warrant Exercises. In addition to completing the subscription form in substantially the form contained on the Warrant Certificate, a U.S. Warrantholder must provide: (a) a completed and executed U.S. Warrantholder Letter; or (b) an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Corporation and the Warrant Agent, that the exercise is exempt from the registration requirements of the U.S. Securities Act and applicable securities laws of any state of the United States.

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Section 3.02	Effect of Exercise of Warrants

(a)	Effect of Exercise: Upon compliance by the holder of any Warrants with the provisions of section 3.01 hereof, but subject to the provisions of subsection 3.03(b) hereof, the number of Common Shares subscribed for and purchased shall be deemed to have been issued and the Person or Persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date thereof unless the transfer books of the Corporation shall be closed on such date, in which case the Common Shares subscribed for and purchased shall be deemed to have been issued, and such Person or Persons shall be deemed to have become the holder or holders of record of such Common Shares on the date on which such transfer books are reopened but such Common Shares shall be issued at the Exercise Price in effect on the Exercise Date. The Warrants so exercised will be void and of no value or effect and the Warrantholder will have no further right thereunder, other than the right to receive Common Shares in respect of the Warrants duly exercised.

(b)	Issue of Share Certificates: As soon as practicable, and in any event no later than the fifth Business Day on which the transfer books of the Corporation have been opened after the exercise of a Warrant as aforesaid, the Corporation shall forthwith (A) cause to be mailed or delivered, electronically or otherwise, to the Person or Persons in whose name or names the Common Shares so subscribed for and purchased are to be issued, as specified in the completed subscription instruction, or (B) if specified in such subscription instruction, cause to be delivered to such Person or Persons at the office of the Warrant Agent where such Warrant Certificate was surrendered, a certificate or certificates, or any other appropriate evidence of the issuance of Common Shares, representing or evidencing the appropriate number of Common Shares to which the Warrantholder is entitled and elected to subscribe for and purchase pursuant to the provisions of section 3.01 hereof.

Section 3.03	Subscription for Less than Entitlement

(a)	Exercise for Less Than Maximum: The holder of any Warrants may subscribe for and purchase a number of Common Shares less than the maximum number which the holder is entitled to subscribe for and purchase, provided that in no event shall fractional Common Shares be issued in connection with the exercise of Warrants. In such event, the holder thereof upon exercise thereof shall, in addition, be entitled to receive a new Warrant Certificate complying with section 2.02 hereof, or other appropriate evidence of Warrants in the case of Uncertificated Warrants, in respect of the balance of the Warrants which were not then exercised.

(b)	No Fractional Common Shares: Notwithstanding any adjustment provided for in Article Four hereof or otherwise, the Corporation shall not be required upon the exercise of a Warrant to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. If the number of Common Shares to which a Warrantholder would otherwise be entitled upon the exercise of a Warrant is not a whole number then, subject to section 3.04 hereof, the number of Common Shares to be issued shall be rounded down to the next whole number and the holder of such Warrants shall not be entitled to any compensation in respect of any fractional Common Share.

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Section 3.04	Warrant Certificates for Fractions of Common Shares

To the extent that the holder of a Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Warrant which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

Section 3.05	Expiration of Warrants

After the Expiry Time all rights under any Warrant in respect of which the right of subscription and purchase therein and herein provided shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void, of no force or effect and of no value whatsoever.

Section 3.06	Cancellation U.S. Prohibition on Exercise; Legended Certificates

(a)	The Warrants and the Warrant Shares have not been and will not be registered under the U.S. Securities Act or any state securities laws, and may not be exercised by or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States unless an exemption from such registration requirements is available.

(b)	Warrants may not be exercised except in compliance with the requirements set forth herein, in the Warrant Certificate and in the subscription form contained on the Warrant Certificate (FORM 1).

(c)	Warrant Shares issued upon the exercise of any Certificated Warrant (i) which bears the U.S. Legend, (ii) other than pursuant to Box A of the subscription form contained on the Warrant Certificate (FORM 1), or (iii) or pursuant to Box A of the subscription form contained on the Warrant Certificate in the event that the Corporation determines that Rule 905 of Regulation S applies to such issuance shall be issued in certificated form and, upon such issuance, shall bear the following legend (the "U.S. Common Share Legend"):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF POET TECHNOLOGIES, INC. (THE "CORPORATION") THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE SECURITIES ACT OR (2) RULE 144 UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT THAT IS AVAILABLE FOR THE RESALE OF THE SECURITIES, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION'S TRANSFER AGENT. EACH PURCHASER OF THESE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THESE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

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THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE CORPORATION WAS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF ISSUANCE OF THE SECURITIES, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM THE CORPORATION'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION AND, IF SO REQUIRED BY THE CORPORATION, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."

provided, that, if any such securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply, and in compliance with Canadian laws and regulations, the legend set forth above may be removed by providing an executed declaration to the Corporation's registrar and transfer agent in such form as the Corporation may prescribe from time to time; and provided, further, that, if any such securities are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, the legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act and applicable state securities laws.

(d)	Notwithstanding anything to the contrary contained herein or in any Warrant or other agreement or instrument, the Corporation shall be entitled to cause the U.S. Common Share Legend to be affixed to, or marked with respect to, any Common Shares issued upon the exercise of any Warrant at such time as the Corporation is not a "foreign issuer" (as defined in Regulation S) in the event that the Corporation determines that such affixing or marking of the U.S. Common Share Legend is then necessary to comply with U.S. securities laws.

Section 3.07	Surrender of Warrant Certificates

All Warrant Certificates surrendered or deemed to be surrendered to the Warrant Agent pursuant to Section 2.06, Section 2.07, Section 2.08 or Section 3.01 hereof will be cancelled by the Warrant Agent. The Warrant Agent will, upon request by the Corporation, furnish the Corporation with a certificate identifying the Warrant Certificates so cancelled and the number of Warrants evidenced thereby.

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ARTICLE Four

ADJUSTMENTS

Section 4.01	Adjustment of Exercise Price and Number of Warrant Shares Purchasable Upon Exercise

The Exercise Price and the number of Warrant Shares purchasable upon the exercise of a Warrant shall be subject to adjustment from time to time in the events and in the manner provided in the following subsections:

(a)	Stock Dividend; Distribution of Common Shares; Subdivision; Consolidation: If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall:

(i)	fix a record date for the issue of, or issue, Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of the outstanding Common Shares as a stock dividend or other distribution, other than as a Dividend Paid In The Ordinary Course,

(ii)	subdivide, redivide or change the outstanding Common Shares into a greater number of Common Shares, or

(iii)	consolidate, reduce or combine the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in paragraphs 4.01(a)(i), (ii) and (iii) above, being herein called a "Common Share Reorganization"), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

B.	the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this subsection 4.01(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. Any Warrantholder who has not exercised his right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by such Warrantholder, at the Exercise Price determined in accordance with this subsection 4.01(a) the aggregate number of Common Shares that such Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, such Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

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(b)	Issue of Rights, Options or Warrants: If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a "Rights Offering"), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the applicable Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of

A.	the number of Common Shares outstanding on the record date for the Rights Offering, and

B.	the quotient determined by dividing

I.	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

II.	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Exercise Price will be readjusted to the Exercise Price that would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

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(c)	Special Distributions: If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall fix a record date for the payment, issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)	shares of the Corporation or any other corporation of any class other than Common Shares;

(ii)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property (including cash) or assets of the Corporation;

and if such issue or distribution does not constitute a Dividend Paid In The Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the applicable Exercise Price in effect on the record date for the Special Distribution by a fraction:

A.	the numerator of which shall be the difference between

I.	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

II.	the fair market value, as determined in good faith by the Directors (whose determination shall be conclusive, subject to the prior written consent, if required, of any stock exchange on which the Common Shares are then listed), of such dividend, cash, securities, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this subsection 4.01(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this subsection 4.01(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

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(d)	Reclassification of Common Shares; Consolidation; Arrangement; Amalgamation; Merger: If at any time after the Effective Date but prior to the Expiry Date there shall occur:

(i)	a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)	a consolidation, arrangement, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(iii)	the transfer, sale or conveyance of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity (other than a Subsidiary of the Corporation);

(any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Indenture with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants. Any such adjustments shall be made by and set forth in an indenture supplemental hereto with its successor or such corporation or other entity, as applicable, contemporaneously with such reclassification, consolidation, amalgamation, arrangement, merger or other event and which supplemental indenture shall be approved by action by the Directors and shall for all purposes be conclusively deemed to be an appropriate adjustment. To give effect to the provisions of this subsection, the Corporation shall or shall impose upon its successor or such purchasing corporation or entity, as the case may be, prior to or contemporaneously with the Capital Reorganization, an agreement or an undertaking which shall provide, to the extent possible, for the applications of the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder to the extent that the adjustment provisions set forth in this Warrant Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Warrantholder is entitled on exercise of acquisition rights hereunder. Any such agreement or undertaking shall provide that such adjustments shall apply to successive Capital Reorganizations.

(e)	Adjustment to Number of Common Shares: If at any time after the Effective Date but prior to the Expiry Date any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of subsection 4.01(a) of this Indenture, then the number of Common Shares purchasable upon the subsequent exercise of Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

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(f)	Adjustments Prior to Effective Date: Notwithstanding any other provisions hereof, in the event that, at any time prior to the Effective Date, there shall have occurred one or more events which, if any Warrant was outstanding, would require an adjustment or adjustments thereto or to the exercise price thereof in accordance with the provisions hereof, then, notwithstanding anything to the contrary herein and notwithstanding that no Warrants may be outstanding at the applicable time under this Indenture, at the time of the issue of Warrants hereunder the same adjustment or adjustments in accordance with the adjustment provisions hereof shall be made to such Warrants, mutatis mutandis, as if such Warrants were outstanding and governed by the provisions hereof upon the occurrence of such event or events.

Section 4.02	Rules Regarding Calculation of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise

For the purposes of section 4.01 hereof the following subsections shall apply:

(a)	Successive Adjustments: Any adjustment made pursuant to section 4.01 hereof shall be cumulative and made successively whenever an event referred to therein shall occur, subject to the following subsections of this section 4.02.

(b)	Minimum Adjustments: No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the Exercise Price and no adjustment shall be made in the number of Common Shares purchasable upon exercise of a Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which, except for the provisions of this subsection 4.02(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment, and provided further that in no event shall the Corporation be obligated to issue fractional Common Shares upon exercise of Warrants.

(c)	Mutatis Mutandis Adjustment: Subject to the prior written consent, if required, of any stock exchange on which the Common Shares may be listed, no adjustment in the Exercise Price or in the number or kind of securities purchasable upon exercise of a Warrant shall be made in respect of any event described in section 4.01 hereof if Warrantholders are entitled to participate in such event on the same terms mutatis mutandis as if Warrantholders had exercised their Warrants prior to or on the effective date or record date, as the case may be, of such event.

(d)	No Adjustment for Certain Events: No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of Warrants shall be made pursuant to section 4.01 hereof in respect of the issue from time to time of Common Shares pursuant to this Indenture, pursuant to exchangeable or convertible securities of the Corporation outstanding as of the date hereof, or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any Subsidiary and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in section 4.01 hereof.

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(e)	Other Actions: If at any time after the Effective Date but prior to the Expiry Date the Corporation shall take any action affecting the Common Shares, other than an action described in section 4.01 hereof, which in the opinion of the Directors acting in good faith would materially affect the rights of Warrantholders, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the Directors, acting in good faith in their sole discretion, but subject to the prior written consent, if required, of any stock exchange upon which the Common Shares may be listed, as may be equitable in the circumstances. Failure of the taking of action by the Directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the Directors have determined that it is equitable to make no adjustment in the circumstances.

(f)	Abandonment of Event: If the Corporation shall set a record date to determine the holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such Shareholders of any such dividend, distribution or subscription or purchase rights or the taking of any other action, legally abandons its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

(g)	Deemed Record Date: In the absence of a resolution of the Directors fixing a record date for a Common Share Reorganization, a Rights Offering or a Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the earlier of the date on which holders of record of Common Shares are determined for the purpose of participating in the Common Share Reorganization, Rights Offering or Special Distribution and the date on which the Common Share Reorganization, Rights Offering or Special Distribution becomes effective.

(h)	Disputes: If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon exercise of Warrants, such disputes shall be conclusively determined by the Corporation's Auditor or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the Directors and acceptable to the Warrant Agent (the "Corporation's Accountants") and any such determination shall be conclusive evidence of the correctness of any adjustment made under section 4.01 hereof and shall be binding upon the Corporation, the Warrant Agent and the Warrantholders. Such auditor or accountants shall be provided access to all necessary records of the Corporation for the purpose of such determination. In the event any determination is made, the Corporation shall deliver a Certificate of the Corporation to the Warrant Agent describing such determination.

(i)	Corporate Affairs: As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to the Warrants, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of Counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the shares or other securities which all holders of Warrants are entitled to receive in accordance with the provisions thereof.

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Section 4.03	Postponement of Subscription

In any case in which this Article Four shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event:

(a)	issuing to the holder of any Warrant, to the extent that Warrants are exercised after such record date and before the occurrence of such event, the additional Warrant Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

(b)	delivering to such holder any distribution declared with respect to such additional Common Shares or other securities after such exercise date and before such event;

provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing the right of such holder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Warrant Shares purchasable on the exercise of any Warrant and to such distributions declared with respect to any additional Warrant Shares issuable on the exercise of any Warrant.

Section 4.04	Notice of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise

(a)	Notice of Effective or Record Date: At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exercise Price and the number of Warrant Shares which are purchasable upon the exercise thereof:

(i)	the Corporation shall file with the Warrant Agent a Certificate of the Corporation specifying the particulars of such event to the extent then known including, if determinable, the required adjustment and the computation of such adjustment; and

(ii)	within five days following receipt of the Certificate of the Corporation contemplated by paragraph 4.04(a)(i) hereof, the Warrant Agent shall give notice to the Warrantholders as provided by the Corporation in the manner provided for in Article Eleven hereof of the particulars of such event to the extent then known including, if determinable, the required adjustment.

(b)	Adjustment Not Determinable: In the case where any adjustment for which a notice pursuant to subsection 4.04(a) hereof has been given is not then determinable:

(i)	the Corporation shall promptly after such adjustment is determinable file with the Warrant Agent a Certificate of the Corporation setting forth the computation of such adjustment; and

(ii)	within five days following receipt of the Certificate of the Corporation contemplated by paragraph 4.04(b)(i) hereof, the Warrant Agent shall give notice to the Warrantholders as provided by the Corporation in the manner provided for in Article Eleven hereof of the adjustment.

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The Warrant Agent shall be entitled to act and rely on any certificates and other documents (including adjustment calculations) of the Corporation, the Corporation's Auditor or the Corporation's Accountants received by it pursuant to this Article Four.

(c)	Duty of Warrant Agent: Subject to subsection 10.02(a) hereof, the Warrant Agent shall not:

(i)	at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment in the Exercise Price or number of Warrant Shares issuable upon the exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment;

(ii)	be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of any Warrant; or

(iii)	be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Warrant Shares or share certificates upon the surrender of any Warrants for the purpose of exercise, or to comply with any of the covenants contained in this section 4.04.

ARTICLE Five

PURCHASES BY THE CORPORATION

Section 5.01	Optional Purchases by the Corporation

Subject to applicable law, the Corporation may from time to time purchase Warrants on any stock exchange, in the open market, by private agreement or otherwise. Any such purchase may be made in such manner, from such Persons, at such prices and on such terms as the Corporation in its sole discretion, acting reasonably, may determine.

Section 5.02	Surrender of Warrant Certificates

Warrant Certificates representing Warrants purchased pursuant to section 5.01 hereof shall be surrendered to the Warrant Agent for cancellation and shall be accompanied by a Written Request of the Corporation to cancel the Warrants represented thereby. In the case of Uncertificated Warrants, the Warrants purchased pursuant to section 5.01 hereof shall be cancelled in accordance with the Applicable Procedures.

ARTICLE Six

COVENANTS OF THE CORPORATION

Section 6.01	General Covenants of the Corporation

The Corporation covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that so long as any Warrants remain outstanding:

(a)	except to the extent that the Corporation participates in a merger, arrangement, amalgamation or other form of business combination transaction, the Corporation will at all times maintain its corporate existence, will carry on and conduct its business and that of its Subsidiaries in a proper, efficient and business-like manner and in accordance with good business practice and keep or cause to be kept proper books of account in accordance with Canadian generally accepted accounting principles;

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(b)	the Corporation will cause certificates representing the Warrant Shares, if any, from time to time subscribed and paid for pursuant to the exercise of Warrants to be duly issued and delivered in accordance with the terms hereof;

(c)	all Warrant Shares which are issued upon exercise of the right to subscribe for and purchase provided for herein, upon payment of the Exercise Price herein provided for, shall be fully paid and non-assessable shares;

(d)	the Corporation will reserve and keep available a sufficient number of Common Shares for the purpose of enabling the Corporation to satisfy its obligations to issue Warrant Shares upon the exercise of the Warrants, and all Warrants shall, when Authenticated and registered as provided herein, be valid and enforceable against the Corporation;

(e)	the issue of Warrants and the issue of the Warrant Shares issuable upon exercise thereof does not and will not result in a breach by the Corporation of, and does not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach by the Corporation of any Applicable Legislation, and does not and will not conflict with any of the terms, conditions or provisions of the articles or resolutions of the Corporation or any trust indenture, loan agreement or any other agreement or instrument to which the Corporation is a party or by which it is contractually bound on the date of this Indenture;

(f)	subject to section 4.04 hereof, the Corporation will give to the Warrant Agent notice of its intention to fix a record date, or effective date, as the case may be, for any event referred to in section 4.01 hereof which may give rise to an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of Warrants and, in each case, such notice shall specify the particulars of such event and the record date, or the effective date, for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given, and such notice shall be given in each case not less than 14 days prior to the applicable record date or effective date, as the case may be;

(g)	the Corporation will not close its transfer books nor take any other action which might deprive a Warrantholder of the opportunity of exercising the right of purchase pursuant to the Warrants held by such Person during the period of 14 days after the giving of a notice required by this section 6.01 or unduly restrict such opportunity;

(h)	except to the extent that the Corporation participates in a merger, arrangement, amalgamation or other form of business combination transaction, the Corporation will, at all times, use commercially reasonably efforts to preserve and maintain its status as a "reporting issuer" or the equivalent thereof not in default under securities legislation of each of the provinces of Canada in which the Corporation is currently a "reporting issuer" until the Expiry Date;

(i)	except to the extent that the Corporation participates in a merger, arrangement, amalgamation or other form of business combination transaction, the Corporation will use commercially reasonably efforts to maintain a listing of the Common Shares on the TSX Venture Exchange or on any other recognized North American stock exchange until the Expiry Date;

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(j)	if the Corporation is a party to any transaction in which the Corporation is not the continuing corporation, the Corporation shall use commercially reasonable efforts to obtain all consents which may be necessary or appropriate under applicable Canadian law to enable the continuing corporation to give effect to the Warrants;

(k)	it will give notice to the Warrant Agent and Warrantholders of a default under the terms of this Indenture; and

(l)	generally, the Corporation will perform and carry out all of the acts or things to be done by the Corporation as provided in this Indenture.

Section 6.02	Third Party Interests

The Corporation represents to the Warrant Agent that any account to be opened, or interest to be held, by the Warrant Agent in connection with this Indenture for or to the credit of the Corporation, either (i) is not intended by the Corporation to be used by or on behalf of any third party, or (ii) is intended by the Corporation to be used by or on behalf of a third party, in which case the Corporation agrees to complete and execute forthwith a declaration in the form prescribed by the Warrant Agent as to the particulars of such third party.

Section 6.03	Warrant Agent's Remuneration and Expenses

The Corporation covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and the Corporation will pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of its duties hereunder (including the reasonable compensation and the disbursements of its counsel and all other advisers not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Warrant Agent's own gross negligence, wilful misconduct or fraud. Any amount owing hereunder and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Warrant Agent against unpaid invoices and shall be payable upon demand. This Section 6.03 shall survive the resignation or removal of the Warrant Agent and/or the termination of this Indenture.

Section 6.04	Notice of Issue

The Corporation will give written notice of the issue of Warrant Shares pursuant to the exercise of any Warrants, in such detail as may be required, to each securities commission or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulations requiring the giving of any such notice in order that such issue of Warrant Shares and the subsequent disposition of the Warrant Shares so issued will not be subject to the prospectus requirements, if any, of such legislation or regulations.

Section 6.05	Performance of Covenants by Warrant Agent

If the Corporation shall fail to perform any of its covenants contained in this Indenture in any material respect, the Warrant Agent may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders that it is so doing. All amounts so expended or advanced by the Warrant Agent shall be repayable by the Corporation upon request of the Warrant Agent as provided in Section 6.03 hereof. No such performance or advance by the Warrant Agent shall be deemed to relieve the Corporation of any default or of its continuing obligations hereunder.

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ARTICLE Seven

ENFORCEMENT

Section 7.01	Suits by Warrantholders

All or any of the rights conferred upon a Warrantholder by the terms of a Warrant Certificate or the provisions of this Indenture may be enforced by such Warrantholder by appropriate legal proceedings but without prejudice to the right which is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholder.

Section 7.02	Immunity of Shareholders

Warrantholders and the Warrant Agent hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director, officer, employee or agent of the Corporation for the issue of Warrant Shares pursuant to the exercise of any Warrant other than in respect of negligence or breach of fiduciary duty by any of the foregoing.

Section 7.03	Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future officers, Directors or Shareholders of the Corporation or of any successor corporation or to any of the past, present or future officers, Directors, employees or agents of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation shall be bound in respect hereof.

ARTICLE Eight

MEETINGS OF WARRANTHOLDERS

Section 8.01	Right to Convene Meetings

The Warrant Agent may at any time and from time to time and shall on receipt of a Written Request of the Corporation or of a Warrantholders' Request and upon receiving sufficient funds and being indemnified to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request, as the case may be, against the costs which may be incurred by the Warrant Agent in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Warrant Agent failing within 15 days after receipt of such Written Request by the Corporation or of a Warrantholders' Request and of the required funds and indemnity as aforesaid to give notice to convene a meeting, the Corporation or the Warrantholders signing such Warrantholders' Request, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario, or at such other place as may be approved or determined by the Warrant Agent.

Section 8.02	Notice

At least 21 days' notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided in Article Eleven hereof and a copy thereof shall be sent by prepaid mail to the Warrant Agent unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat. It shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Eight. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Corporation or the Person or Persons designated by the Warrantholders signing such Warrantholders' Request, as the case may be.

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Section 8.03	Chair

An individual (who need not be a Warrantholder) nominated in writing by the Warrant Agent shall be chair of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, or if such person is unable or unwilling to act as chair, the Warrantholders present in person or by proxy shall choose a person present to be chair.

Section 8.04	Quorum

Subject to the provisions of section 8.12 hereof, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy holding at least 25% of the aggregate number of Warrants outstanding as of the date of the meeting, provided that at least two Persons entitled to vote thereat (including proxyholders) are personally present. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved, but in any other case the meeting shall be adjourned to the same day in the next following week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally called notwithstanding that they may not hold at least 25% of the aggregate number of Warrants then outstanding.

Section 8.05	Power to Adjourn

Subject to the provisions of section 8.04 hereof, the chair of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 8.06	Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is demanded as herein provided, a declaration by the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of such fact. Any Warrantholder present in person or by proxy can demand a poll at any meeting in accordance with the provisions of section 8.07 hereof.

Section 8.07	Poll

On every Extraordinary Resolution, and on any other question submitted to a meeting and after a vote by show of hands in respect of such question if requested by the chair or by one of or more of the Warrantholders acting in person or by proxy, a poll shall be taken in such manner as the chair shall direct. Questions other than Extraordinary Resolutions shall be decided by a majority of the votes cast on the poll.

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Section 8.08	Voting

On a show of hands every Person who is present and entitled to vote, whether as a Warrantholder or as a proxy for one or more absent Warrantholders or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy appointed by instrument in writing shall be entitled to one vote in respect of each one Warrant held by him or her. A proxy need not be a Warrantholder. The chair of any meeting shall be entitled both on a show of hands and on a poll to vote in respect of the Warrants, if any, held or represented by him or her.

Section 8.09	Regulations

The Warrant Agent, or the Corporation with the approval of the Warrant Agent, may from time to time make regulations and from time to time vary such regulations as it shall from time to time think fit:

(a)	for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Corporation or the Warrantholder calling the meeting, as the case may be, may direct in the notice calling the meeting;

(b)	for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, delivered or faxed before the meeting to the Corporation or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)	for the form of the instrument appointing a proxy, the manner in which it may be executed and verification of the authority of a Person who executes it on behalf of a Warrantholder; and

(d)	generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide and subject to Section 8.10 below, the only Persons who shall be recognized at any meeting as the holders of any Warrants, or as entitled to vote or be present at the meeting in respect thereof, shall be registered holders of Warrants or proxies thereof.

Section 8.10	Corporation and Warrant Agent may be Represented

The Corporation and the Warrant Agent, by their respective employees, officers or directors, and the legal advisers of the Corporation and the Warrant Agent, may attend any meeting of the Warrantholders and will be recognized and given reasonable opportunity to speak to any resolution proposed for consideration at the meeting, but shall have no vote as such.

Section 8.11	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provision of this Indenture or by law, the Warrantholders at a meeting shall have the following powers, subject to receipt of any regulatory approvals including any approval required by any stock exchange, from time to time by Extraordinary Resolution:

(a)	power to consent and agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or, with the reasonable consent of the Warrant Agent, of the Warrant Agent (in its capacity as warrant agent hereunder) with the Corporation, whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

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(b)	subject to arrangements as to financing and indemnity satisfactory to the Warrant Agent, power to direct or authorize the Warrant Agent (i) to enforce any of the covenants of the Corporation contained in this Indenture or the Warrant Certificates, (ii) to enforce any of the rights of the Warrantholders in any manner specified in such Extraordinary Resolution, or (iii) to refrain from enforcing any such covenant or right;

(c)	power to waive and direct the Warrant Agent to waive any default on the part of the Corporation in complying with any provision of this Indenture or the Warrant Certificates, either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(d)	power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation (i) for the enforcement of any of the covenants of the Corporation contained in this Indenture or the Warrant Certificates, or (ii) to enforce any of the rights of the Warrantholders;

(e)	power to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(f)	power to appoint any Persons (whether Warrantholders or not) as a committee to represent the interests of the Warrantholders and to confer upon such committee any powers or discretions which the Warrantholders could themselves exercise by Extraordinary Resolution or otherwise;

(g)	power from time to time and at any time to remove the Warrant Agent and to appoint a successor Warrant Agent;

(h)	power to amend, alter or repeal any Extraordinary Resolution previously passed;

(i)	power to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission; and

(j)	power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

Section 8.12	Extraordinary Resolution

(a)	Extraordinary Resolution: If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders holding 25% of the aggregate number of Warrants outstanding as of the date of such meeting are not present in person or by proxy within 30 minutes from the time fixed for holding the meeting, then the meeting, if called by Warrantholders or on a Warrantholders' Request, shall be dissolved, but in any other case it shall stand adjourned to such day, being not less than five Business Days or more than 10 Business Days later, and to such place and time as may be determined by the chair. Not less than three Business Days' notice to Warrantholders shall be given of the time and place of such adjourned meeting in the manner provided in Article Eleven hereof. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum notwithstanding the provisions of this subsection 8.12(a) to the contrary and may transact the business for which the meeting was originally called and a motion proposed at such adjourned meeting and passed by the affirmative vote of Warrantholders holding not less than 66⅔% of the aggregate number of Warrants represented at the adjourned meeting and voted on the motion shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that Warrantholders holding 25% of the aggregate number of Warrants then outstanding are not present in person or by proxy at such adjourned meeting.

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(b)	Poll to be Taken: Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

Section 8.13	Powers Cumulative

It is hereby declared and agreed that any one or more of the powers in this Indenture, stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers then or thereafter from time to time.

Section 8.14	Minutes

Minutes of all resolutions and Extraordinary Resolutions and proceedings at every meeting of Warrantholders shall be made and entered in books to be from time to time provided for that purpose by the Warrant Agent at the expense of the Corporation, and any such minutes, if signed by the chair of the meeting at which such resolutions or Extraordinary Resolutions were passed or proceedings had, or by the chair of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been called and held, and all resolutions passed thereat or proceedings taken, to have been passed and taken.

Section 8.15	Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Eight may also be taken and exercised by Warrantholders holding 66 2/3% of the aggregate number of all of the then outstanding Warrants, by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney appointed in writing and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.

Section 8.16	Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article Eight at a meeting of Warrantholders shall be binding upon all of the Warrantholders, whether present or absent at such meeting, and every instrument in writing signed by Warrantholders in accordance with the provisions of section 8.15 hereof shall be binding upon all of the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

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Section 8.17	Holdings by Corporation and Subsidiaries Disregarded

In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, resolution, Extraordinary Resolution, Warrantholders' Request, waiver or other action under this Indenture, Warrants owned by the Corporation or any Subsidiary shall be deemed not to be outstanding and shall be disregarded. The Corporation shall provide the Warrant Agent with a Certificate of the Corporation providing details of any Warrants held by the Corporation or by a Subsidiary upon the written request of the Warrant Agent.

ARTICLE Nine

SUPPLEMENTAL INDENTURES

Section 9.01	Provision for Supplemental Indentures for Certain Purposes

From time to time the Corporation (when authorized by action by the Directors) and the Warrant Agent may, subject to the provisions of this Indenture, and they shall, when so directed by the provisions of this Indenture, but subject always to the prior written consent, if required, of any stock exchange on which the Common Shares may be listed, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)	setting forth adjustments pursuant to the provisions of Article Four hereof;

(b)	increasing the number of Warrants, and the number of Warrant Shares issuable upon the exercise of Warrants, which the Corporation is authorized to issue under this Indenture and any consequential amendment thereto as may be required by the Warrant Agent acting on the advice of Counsel;

(c)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not, in the opinion of the Warrant Agent, based on the advice of Counsel, prejudicial to the interests of the Warrantholders as a group;

(d)	giving effect to any resolution or Extraordinary Resolution passed as provided in Article Eight hereof;

(e)	making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Warrant Agent, based on the advice of Counsel, prejudicial to the interests of the Warrantholders as a group;

(f)	adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates, or making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

(g)	modifying any of the provisions of this Indenture or relieving the Corporation from any of the obligations, conditions or restrictions herein contained; provided that no such modification or relief shall be or become operative or effective in such manner as to impair any of the rights of the Warrantholders or of the Warrant Agent, based on the advice of Counsel; and provided further that the Warrant Agent may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; or

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(h)	any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent based on the advice of Counsel, the rights of the Warrant Agent and of the Warrantholders as a group are in no way prejudiced thereby.

Section 9.02	Successor Corporation

In the case of a consolidation, amalgamation, arrangement, merger, separation or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety, the successor entity resulting from such consolidation, amalgamation, arrangement, merger, separation or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Corporation, as the case may be. Without limiting the generality of the foregoing, the continuing entity resulting from such consolidation, amalgamation, arrangement, merger, separation or transfer shall be deemed to be a successor entity for purposes of this Indenture.

ARTICLE Ten

CONCERNING THE WARRANT AGENT

Section 10.01	Warrant Indenture Legislation

(a)	Mandatory Requirements: If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(b)	Applicable Legislation: The Corporation and the Warrant Agent agree that each of them will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with, and be entitled to the benefits of, Applicable Legislation.

Section 10.02	Rights and Duties of Warrant Agent

(a)	Degree of Skill: In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall act honestly and in good faith and shall exercise that degree of care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Agent from liability for its own gross negligence, wilful misconduct, bad faith or fraud.

(b)	Conditions for Action: Subject to subsection 10.02(a) hereof, the Warrant Agent shall not be bound to do any thing or take any act or action for the enforcement of any of the obligations of the Corporation under this Indenture unless and until the Warrant Agent shall have received a Warrantholders' Request setting out the action which the Warrant Agent is required to take and the obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent against the costs, charges, expenses and liabilities to be incurred thereby and any loss or damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless funded and indemnified as aforesaid.

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(c)	Deposit of Warrant Certificates: The Warrant Agent may, before commencing or at any time during the continuance of any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder, require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

(d)	Supremacy of Applicable Legislation: Every provision of this Indenture that by its terms relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation and of this Article Ten.

Section 10.03	Evidence

(a)	Entitlement to Rely on Evidence: Whenever it is provided in this Indenture that the Corporation shall deposit with the Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof of the facts and opinions stated in all documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Warrant Agent take the action to be based thereon. The Warrant Agent may rely and shall be protected in acting upon any such documents deposited with it in purported compliance with any such provision or for any other purpose hereof, but may, in its discretion, require further evidence before acting or relying thereon. The Warrant Agent may also rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties. The Warrant Agent shall be protected in acting and relying upon any document received either in facsimile or by email of a pdf form.

(b)	Additional Evidence: In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Corporation.

(c)	Statutory Declarations: Whenever Applicable Legislation requires that evidence referred to in subsection 10.03(a) hereof be in the form of a statutory declaration, the Warrant Agent may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, any Vice-President, the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer of the Corporation.

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(d)	Proof of Execution: Proof of execution of an instrument in writing by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the Person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

Section 10.04	Experts and Advisers

The Warrant Agent may employ or retain, at the expense of the Corporation, such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder, may pay reasonable remuneration for all services performed by any of them without taxation of any reasonable costs of any counsel and shall not be responsible for any misconduct on the part of any of them who has been selected with due care by the Warrant Agent. The Warrant Agent may act and shall be protected in acting in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or adviser, whether retained or employed by the Corporation or by the Warrant Agent, in relation to any matter arising in relation to this Indenture. The Corporation shall pay or reimburse the Warrant Agent for any reasonable fees, expenses and disbursements of such counsel or advisors in accordance with Section 6.03.

Section 10.05	Warrant Agent not Required to give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the duties, obligations and powers of this Indenture or otherwise in respect of these premises.

Section 10.06	Protection of Warrant Agent

(a)	Protection: By way of supplement to the provisions of any law for the time being relating to warrant agents, it is expressly declared and agreed as follows:

(i)	the Warrant Agent shall not be liable for, or by reason of, any statement of fact or recital in this Indenture or in the Warrant Certificates (except the representation contained in section 10.08 hereof and in the countersignature of the Warrant Agent on the Warrant Certificates) or required to verify the same, but all such statements or recitals are, and shall be deemed to be, made by the Corporation;

(ii)	the Warrant Agent shall not be bound to give notice to any Person or Persons of the execution hereof;

(iii)	the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of Directors, officers, employees, agents or servants of the Corporation;

(iv)	subject to subsection 10.08(a) hereof, the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any corporation related to the Corporation without being liable to account for any profit made thereby;

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(v)	nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto; and

(vi)	the Warrant Agent shall not be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent and, in the absence of any such notice, the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements, or conditions contained herein.

(vii)	The Warrant Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection herewith except arising out of its own gross negligence, bad faith or willful misconduct.

(viii)	In the event that any of the funds provided to the Warrant Agent hereunder are received by it in the form of an uncertified cheque or bank draft, the Warrant Agent shall be entitled to delay the time for release of such funds until such uncertified cheque has cleared the financial institution upon which the same is drawn.

(b)	Indemnity: In addition to and without limiting any protection of the Warrant Agent hereunder or otherwise by law, the Corporation agrees to indemnify the Warrant Agent, its agents, employees, directors and officers (for the purposes of this subsection each an "Indemnified Person") against, and save each Indemnified Person harmless from, all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by the Warrant Agent of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the gross negligence, wilful misconduct or fraud of the Warrant Agent or an Indemnified Person. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Warrant Agent, discharge of this Indenture and termination of any duties and obligations hereunder.

Section 10.07	Replacement of Warrant Agent, Successor by Merger

(a)	Resignation: Subject to section 10.13 hereof, the Warrant Agent may resign its duties and obligations and be discharged from all further duties and liabilities hereunder, subject to this subsection 10.07(a), by giving to the Corporation not less than 30 Business Days prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders, by Extraordinary Resolution, shall have power at any time to remove the Warrant Agent and to appoint a new warrant agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new warrant agent unless such Extraordinary Resolution has appointed a new warrant agent; failing such appointment by the Corporation, the retiring Warrant Agent may, at the expense of the Corporation, or any Warrantholder may apply to the Ontario Court of Justice (General Division), on such notice as such court may direct for the appointment of a new warrant agent; provided that any new Warrant Agent so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new warrant agent appointed under this subsection 10.07(a) shall be a corporation authorized to carry on the business of a trust company or transfer agent in the Province of Ontario and, if required by Applicable Legislation of any other province in Canada, in such other provinces. On any such appointment the new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new warrant agent, provided that, following any resignation or removal of the Warrant Agent and appointment of a successor warrant agent, the successor warrant agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, upon payment of all of its outstanding fees and expenses then payable pursuant to Section 6.03 of this Indenture, the predecessor Warrant Agent shall execute and deliver to the successor warrant agent an appropriate instrument transferring to such successor warrant agent all rights and powers of the Warrant Agent hereunder so ceasing to act.

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(b)	Notice of Successor: Upon the appointment of a successor warrant agent, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Article Eleven hereof.

(c)	No Further Act for Merger: Any corporation into or with which the Warrant Agent may be merged, arranged, consolidated or amalgamated, or to which all or substantially all of its corporate trust business is sold, or any corporation resulting therefrom, or any corporation succeeding to the corporate trust or transfer agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under subsection 10.07(a) hereof.

(d)	Certification: Any Warrant Certificate countersigned but not delivered by a predecessor Warrant Agent may be delivered by the successor warrant agent in the name of the predecessor or successor warrant agent. In case at any time the name of the Warrant Agent is changed and at such time any of the Warrant Certificates have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates will have the full force provided in the Warrant Certificates and in this Indenture.

Section 10.08	Conflict of Interest

(a)	Representation: The Warrant Agent represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists in the Warrant Agent's role as a warrant agent hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate such material conflicts or resign its duties and obligations hereunder in accordance with the provisions of this Indenture.

(b)	Dealing in Securities: Subject to subsection 10.08(a) hereof, the Warrant Agent or a successor warrant agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary without being liable to account for any profit made thereby.

46

Section 10.09	Acceptance of Duties and Obligations

The Warrant Agent hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth unless and until discharged therefrom. The Warrant Agent accepts the duties and responsibilities under this Indenture solely as custodian, bailee and agent. No trust is intended to be or will be created hereby and the Warrant Agent shall owe no duties hereunder as a trustee.

Section 10.10	Actions by Warrant Agent to Protect Interest

The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interest and the interests of the Warrantholders.

Section 10.11	Documents, Moneys, etc. Held by Warrant Agent

Any securities, documents of title or other instruments that may at any time be held by the Warrant Agent subject to the duties and obligations hereof may be placed in the deposit vaults of the Warrant Agent or of any bank listed in Schedule I of the Bank Act (Canada), as amended, or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any moneys so held pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Agent in a non-interest bearing bank account.

Section 10.12	Warrant Agent Not to be Appointed Receiver

The Warrant Agent and any Person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

Section 10.13	Compliance with Anti-Money Laundering Legislation

Notwithstanding any other provision of this Indenture, the Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent reasonably determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, economic sanctions, regulation or guideline. Further, should the Warrant Agent reasonably determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, economic sanctions. regulation or guideline, then it shall have the right to resign on 10 days' written notice to the Corporation; provided: (i) that the Warrant Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Warrant Agent's satisfaction within such 10-day period, then such resignation shall not be effective.

Section 10.14	Privacy Provision

The parties hereto acknowledge that federal and/or provincial legislation that addresses the protection of individuals' personal information (for the purposes of this section collectively "Privacy Laws") applies to obligations and activities under this Indenture. Despite any other provision of this Indenture, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Warrant Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Warrant Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

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ARTICLE Eleven

NOTICE TO WARRANTHOLDERS

Section 11.01	Notice

(a)	Notice: Unless herein otherwise expressly provided, a notice to be given hereunder to Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Warrantholders or delivered (or so mailed to certain Warrantholders and so delivered to the other Warrantholders) at their respective addresses appearing on the registers of holders described in section 2.08 hereof; provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

(b)	Date of Notice: A notice so given by mail or so delivered will be deemed to have been given on the second Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the second day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental failure or omission in giving notice or accidental failure to mail notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

ARTICLE Twelve

GENERAL

Section 12.01	Notice to the Corporation and the Warrant Agent

(a)	Notices: Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or to the Warrant Agent shall be deemed to be validly given if delivered by prepaid courier, if transmitted by telecopier or e-mail or other means of prepaid, transmitted, recorded communication or if sent by registered mail, postage prepaid:

(i)	to the Corporation:

POET Technologies Inc.
120 Eglinton Avenue East, Suite 1107
Toronto, Ontario M4P 1E2

Attention: Kevin Barnes, Corporate Controller and Treasurer

48

Facsimile: (416) 365-1813

with a copy to:

Bennett Jones LLP
3400 One First Canadian Place, P.O. Box 130
Toronto, Ontario M5X 1A4

Attention: James Clare

Facsimile: (416) 863-1716

(ii)	to the Warrant Agent:

TSX Trust Company

301-100 Adelaide Street W.

Toronto, Ontario M5H 4H1

Attention:     Vice President, Trust Services

Facsimile:     (416) 361-0470
Email:            tmxestaff-corporatetrust@tmx.com

and any such notice delivered or transmitted in accordance with the foregoing shall be deemed to have been received on the date of delivery or facsimile or electronic transmission or, if mailed, on the second Business Day following the date of the postmark on such notice. The original of any notice sent by facsimile transmission to the Warrant Agent shall be subsequently mailed to the Warrant Agent.

(b)	Change of Address: The Corporation or the Warrant Agent may from time to time notify the other in the manner provided in subsection 12.01(a) hereof of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Agent, as the case may be, for all purposes of this Indenture.

(c)	Postal Disruption: If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered by prepaid courier or transmitted by telecopier or email or other means of prepaid, transmitted, recorded communication, such notice to be deemed to have been received on the date of delivery or transmission.

Section 12.02	Time of the Essence

Time shall be of the essence of this Indenture.

Section 12.03	Counterparts

The Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date hereof. Delivery of an executed copy of the Indenture by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Indenture as of the date hereof.

49

Section 12.04	Satisfaction and Discharge of Indenture

Upon all Warrant Shares required to be issued in respect of Warrants validly exercised prior to the Expiry Date having been issued, this Indenture shall cease to be of further force or effect and the Warrant Agent, on demand of and at the cost and expense of the Corporation and upon delivery to the Warrant Agent of a Certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

Section 12.05	Provisions of Indenture and Warrant Certificate for the Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or the Warrant Certificates, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Warrant Certificates, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

Section 12.06	Stock Exchange Consents

Any action provided for in this Indenture requiring the prior consent of any stock exchange upon which the Common Shares may be listed shall not be completed until the requisite consent is obtained.

Section 12.07	Force Majeure

No party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 12.07.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Indenture as of the day and year first above written.

POET TECHNOLOGIES INC.

By:
Name:	Kevin Barnes
Title:	Corporate Controller and Secretary

TSX TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Warrant Indenture]

SCHEDULE A TO THE WARRANT INDENTURE DATED

September 19, 2019 BETWEEN POET TECHNOLOGIES INC. AND

TSX TRUST COMPANY

FORM OF WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 20, 2020.

[Note: If required by Section 2.01(f)(iii), this certificate will have the following legend added hereto:

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JANUARY 20, 2020.]

[Certificates issued to CDS must bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. ("CDS") TO POET TECHNOLOGIES INC. (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.]

[Certificates originally issued for the benefit or account of a U.S. Purchaser, and each Certificate issued in exchange therefor or in substitution thereof, must bear the following legends:

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT ARE AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO POET TECHNOLOGIES, INC. (THE "CORPORATION"), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT THAT IS AVAILABLE FOR THE RESALE OF THE SECURITIES, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION.]

NUMBER __________	CERTIFICATE FOR _____________
WARRANTS
CUSIP:
ISIN:

WARRANT

TO PURCHASE COMMON SHARES OF POET TECHNOLOGIES INC.

THIS IS TO CERTIFY THAT, for value received, _______________________ (the "holder") is entitled to subscribe for and to purchase, at any time prior to 5:00 P.M (Toronto time), on September 19, 2023 (the "Expiry Date"), fully paid and non-assessable common shares ("Common Shares") of the POET Technologies Inc. (the "Corporation") as constituted on the date hereof, on the basis of one Common Share for each one Warrant, at an exercise price of $0.50 per Common Share, subject to adjustment as provided herein and in the Warrant Indenture, by surrendering this Warrant Certificate to the Warrant Agent (as hereinafter defined) with a subscription form (FORM 1) properly completed and executed, and a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation, for the total purchase price of the Common Shares so subscribed for and purchased.

The holder of this Warrant Certificate may subscribe for and purchase less than the number of Common Shares entitled to be subscribed for and purchased on surrender of this Warrant Certificate. If the subscription does not exhaust the Warrants represented by this Warrant Certificate, a Warrant Certificate representing the balance of the Warrants will be issued to the holder. No Warrant Certificate representing fractional Warrants will be issued and the holder hereof understands and agrees that such holder will not be entitled to any cash payment or other form of compensation in respect of a fractional Warrant. By acceptance hereof, the holder expressly waives any right to receive fractional Common Shares upon exercise hereof. If the number of Common Shares to which a Warrantholder would otherwise be entitled upon the exercise of this Warrant Certificate is not a whole number, then the number of Common Shares to be issued will be rounded down to the next whole number.

TSX Trust Company (the "Warrant Agent") at its offices in the City of Toronto, Ontario, has been appointed the warrant agent to receive subscriptions for Common Shares and payments from holders of Warrant Certificates. This Warrant Certificate, the subscription form (FORM 1), and a certified cheque, bank draft or money order shall be deemed to be surrendered to the Warrant Agent only upon delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Warrant Agent at the office specified above. The Corporation may also provide for other places at which this Warrant Certificate may be surrendered for exchange or exercise. If mail is used for delivery of a Warrant Certificate, for the protection of the holder, registered mail should be used and sufficient time should be allowed to avoid the risk of late delivery. Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture and summarized below, the price payable for each Common Share upon exercise of this Warrant Certificate shall be $0.50.

Certificates representing Common Shares subscribed for and purchased will be mailed to the persons specified in the subscription form (FORM 1) at the respective addresses specified therein or, if so specified in the subscription form (FORM 1), delivered to such Persons at the office of the Warrant Agent in the City of Toronto, Ontario, when the transfer books of the Corporation have been opened for five Business Days after the due surrender of such Warrant Certificate and payment as aforesaid, including any applicable taxes.

This Warrant Certificate may, upon compliance with the reasonable requirements and charges of the Warrant Agent, be divided by completing and executing FORM 2 and delivering the Warrant Certificate to the Warrant Agent.

The Warrants represented by this Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the register of transfers to be kept at the principal office of the Warrant Agent in Toronto, Ontario, by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be duly recorded on such register of transfers by the Warrant Agent. Notwithstanding the foregoing, the Corporation will be entitled, and may direct the Warrant Agent, to refuse to record any transfer of any Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

This Warrant Certificate represents warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of September 19, 2019, between the Corporation and the Warrant Agent, to which reference is hereby made for particulars of the rights of the holders of the Warrant Certificates, the Corporation and the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants represented hereby are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth in full, to all of which the holder of this Warrant Certificate by acceptance hereof assents, it being expressly understood that the provisions of the Warrant Indenture and this Warrant Certificate are for the sole benefit of the Corporation, the Warrant Agent and the Warrantholders. A copy of the Warrant Indenture may be obtained on request without charge from the Corporation at 120 Eglinton Avenue East, Suite 1107, Toronto, Ontario M4P 1E2, telephone (416) 862-7330. Words and terms in this Warrant Certificate with the initial letter or letters capitalized and not defined herein shall have the meanings ascribed to such capitalized words and terms in the Warrant Indenture.

Nothing contained in this Warrant Certificate, the Warrant Indenture or otherwise shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or other shareholder of the Corporation or any other right or interest except as herein and in the Warrant Indenture expressly provided.

Neither the Warrants nor the Common Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or U.S. state securities laws. The Warrants may not be exercised by a person in the United States, a U.S. Person, a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, a person executing or delivering the subscription form in the United States or a person requesting delivery in the United States of the Common Shares issuable upon such exercise, unless (i) this Warrant and such Common Shares have been registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available and the requirements set forth in the subscription form (FORM 1) have been satisfied. "United States" and "U.S. Person" are as defined in Regulation S under the U.S. Securities Act.

The Warrant Indenture provides for adjustments to the exercise price of the Warrants and to the number and kind of securities purchasable upon exercise upon the happening of certain stated events including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities exchangeable for or convertible into Common Shares or of other assets or property of the Corporation, certain offerings of rights, warrants or options and certain reorganizations. For more information please refer to the Warrant Indenture and in particular Article Four of the Warrant Indenture.

The Warrant Indenture provides for the giving of notice by the Corporation prior to taking certain actions specified therein. The Corporation may from time to time purchase any of the Warrants by private contract or otherwise. Any such Warrants purchased by the Corporation shall be cancelled.

This Warrant Certificate, the Warrants represented by this Warrant Certificate and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

This Warrant Certificate shall not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts in this Warrant Certificate are expressed in the lawful money of Canada.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its proper officers this ______ day of ________________, 201___.

POET TECHNOLOGIES INC.
By:

Authorized Officer

This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Indenture.

TSX TRUST COMPANY, as Warrant Agent Toronto, Ontario
By:

Authorized Signatory

Countersigned this _____ day of ______________ 201

SUBSCRIPTION FORM

(FORM 1)

THE HOLDER HEREBY SUBSCRIBES FOR _______________ Common Shares of POET Technologies Inc. at $0.50 per Common Share and on the other terms set out in the Warrant Certificate and Warrant Indenture and encloses herewith a certified cheque, bank draft or money order in Canadian dollars payable to "POET Technologies Inc." in payment of the aggregate subscription price therefor.

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term in this Warrant Certificate that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Indenture.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐          The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐          (A)          the undersigned holder at the time of exercise of the Warrants (i) is not present in the United States, (ii) is not a U.S. Person, (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this subscription form in the United States; (v) has, in all other respects, complied with the terms of the Regulation S under the U.S. Securities Act in connection with such exercise; and (vi) is not requesting delivery in the United States of the Common Shares issuable upon such exercise;

OR

☐          (B)          the undersigned holder is (1) present in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (4) executing or delivering this subscription form in the United States, or (5) requesting delivery in the United States of the Common Shares issuable upon such exercise, and:

☐	(i) is the original purchaser of the Convertible Debentures upon which the Warrants are being issued (as an original U.S. Purchaser) that executed and delivered a subscription agreement (a "Subscription Agreement") to the Corporation in connection with its purchase of units of the Corporation pursuant to the private placement under which the Convertible Debentures were issued, and the representations, warranties and covenants made by the U.S. Warrantholder (as an original U.S. Purchaser) in such Subscription Agreement remain true and correct; or

☐	(ii) is an accredited investor (a "U.S. Accredited Investor") within the meaning assigned in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), the undersigned holder has delivered to the Corporation and the Corporation's transfer agent a completed and executed U.S. Warrantholder Letter in substantially the form contained on the Warrant Certificate (FORM 4); or

☐	(iii) has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants, and has delivered to the Corporation and the Corporation's transfer agent a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect.

It is understood that the Corporation and the Warrant Agent may require evidence to verify the foregoing representations.

Notes:	(1)	Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box B above is checked.

(2)	If Box B(iii) above is checked, holders are encouraged to consult with the Corporation and the Warrant Agent in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

"United States" and "U.S. Person" are as defined in Rule 902 of Regulation S under the U.S. Securities Act.

The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out in this certificate and the provisions of the Warrant Indenture, and that the said Common Shares be registered as follows:

Name(s) in Full and Social Insurance Number(s)	Address(es) (include postal code)	Number of Common Shares

TOTAL:

Please print full name in which certificate(s) are to be issued. If any of the Common Shares are to be issued to a Person or Persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other government charges, if any. For the avoidance of doubt, Common Shares may only be issued to a Person or Persons other than the Warrantholder in compliance with the terms of the Warrant Indenture and in particular Section 2.01(f) and Section 2.08 of the Warrant Indenture.

DATED this ______ day of ______________________, 20_____.

Signature of Warrantholder	Signature Guaranteed*

*       If the Common Shares are to be issued to Persons other than the registered holder of the Warrants, the signature of the registered holder must be guaranteed by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature medallion program (STAMP, SEMP, NYSE, MSP). The guarantor must affix a stamp bearing the actual words "Signature Guaranteed". Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

Print Name and Address in full below:

Name

Address
(Include Postal Code)

[ ]       Please check box if certificates representing the Common Shares are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address set forth above.

TO DIVIDE OR COMBINE WARRANT CERTIFICATES

(FORM 2)

Fill in and sign this FORM 2 and surrender this Warrant Certificate to the Warrant Agent in ample time for new Warrant Certificates to be issued and used.

Deliver to the undersigned Warrantholder and in the name of the Warrantholder, at the address mentioned below, new certificates as follows:

Certificate(s) for	Warrants each
Certificate(s) for	Warrants each
Certificate(s) for	Warrants each

The undersigned understands that the division or combination of the Warrant Certificate can only be made in compliance with the terms of the Warrant Indenture and in particular subsection 2.01(f), and Section 2.08 of the Warrant Indenture.

DATED this ______ day of ______________________, 20_____.

Signature of Warrantholder

Print name and address in full below.

Name
Address

(Include Postal Code)

FORM OF TRANSFER

(FORM 3)

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers the Warrants represented by this Warrant Certificate to:

Name
Address

(Include Postal Code)

and hereby irrevocably constitutes and appoints ___________________________________________

(leave this space blank)

as the attorney of the undersigned with full power of substitution to transfer the Warrants on the appropriate register of the Warrant Agent.

In the case of a warrant certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made to the Corporation;

☐	(B) the transfer is being made outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act in circumstances where Rule 905 of Regulation S under the U.S. Securities Act does not apply, and in compliance with any applicable local securities laws and regulations and the holder has provided herewith the Declaration for Removal of Legend attached as Schedule B to the Warrant Indenture;

☐	(C) the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 under the U.S. Securities Act and in accordance with applicable state securities laws; or

☐	(D) the transfer is being made in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws.

In the case of a transfer in accordance with (C) or (D) above, the Warrant Agent and the Corporation shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation, to such effect.

2.

DATED this ______ day of ______________________, 20_____.

__________________________________ Signature Guaranteed	___________________________________ Signature of Transferor**

___________________________________ Name of Transferor

**       The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature medallion program (STAMP, SEMP, NYSE, MSP). The guarantor must affix a stamp bearing the actual words "Signature Guaranteed". Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

3.

FORM OF U.S. WARRANTHOLDER CERTIFICATION UPON EXERCISE OF WARRANTS

(FORM 4)

POET Technologies Inc.
120 Eglinton Avenue East, Suite 1107
Toronto, Ontario M4P 1E2

Attention: President and Chief Executive Officer

- and to -

TSX Trust Company, as Warrant Agent

Dear Sirs:

The undersigned is delivering this letter in connection with the purchase of common shares (the "Common Shares") of POET Technologies Inc., a corporation continued under the laws of Ontario (the "Corporation") upon the exercise of warrants of the Corporation ("Warrants"), issued under the warrant indenture, dated as of September 19, 2019 between the Corporation and TSX Trust Company.

The undersigned hereby represents and warrants to the Corporation that the undersigned, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the undersigned is exercising such Warrants, satisfies one or more of the following categories of accredited investor ("U.S. Accredited Investor") (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

(a)	____________a bank as defined in section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), where the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors," as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act;

(b)	____________a private business development company as defined in section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended;

(c)	____________an organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(d)	____________a director or executive officer of the Corporation;

(e)	____________a natural person (or an IRA (Individual Retirement Account) owned by such natural person) whose individual net worth, or joint net worth with that person's spouse, exceeds US$1,000,000 (excluding the net value of any primary residence unless the amount due under mortgage(s) thereon exceeds the market value thereof or has increased in the last 60 days (other than due to the purchase of such primary residence), in which case such shortfall or increase shall be deducted from the natural person's net worth);

4.

(f)	____________a natural person (or an IRA (Individual Retirement Account) owned by such natural person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g)	____________a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment) as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act;

(h)	____________a revocable trust which may be revoked or amended by its settlors (creators), each of whom is an "accredited investor" under category (e) above; or

(i)	____________an entity in which each of the equity owners meets the requirements of at least one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor).

The undersigned further represents and warrants to the Corporation that:

1.	the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation, a limited liability company or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily, to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor;

3.	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

4.	the funds representing the purchase price for the Common Shares, which will be advanced by the undersigned to the Corporation, will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned's name and other information relating to this subscription form and the undersigned's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and the undersigned shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

5.

The undersigned also acknowledges and agrees that:

5.	the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares;

6.	if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation (though the Corporation is under no obligation to purchase any such Common Shares);

(b)	the sale is made outside the United States in accordance with Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made in compliance with Rule 144 under the U.S. Securities Act, if available, and in accordance with applicable securities laws of any state, and the undersigned has prior to such sale furnished to the Corporation an opinion of counsel, in form and substance satisfactory to the Corporation; or

(d)	the Common Shares are otherwise sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel, in form and substance satisfactory to the Corporation;

7.	the Common Shares are "restricted securities" (as defined in Rule 144(a)(3) under the U.S. Securities Act) and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption or exclusion therefrom;

8.	the Corporation has no obligation to register any of the Common Shares or to take any other action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

9.	the certificates representing the Common Shares as well as all certificates issued in exchange for or in substitution of therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act and applicable state securities laws, will bear, on the face of such certificate, a restrictive legend substantially in the form set forth in subsection 3.06(c) of the Warrant Indenture; provided that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and the Corporation was a "foreign issuer" (as defined in Rule 902 of Regulation S) at the time of execution and delivery of this subscription form, such restrictive legend may be removed by providing a declaration to the registrar and transfer agent of the Corporation, substantially in the form annexed to the Warrant Indenture as Schedule B thereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or transfer agent, an opinion of counsel, of recognized standing, in form and substance satisfactory to the Corporation to the effect that the transfer is in compliance with Rule 904; and provided, further, that, if any Common Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

10.	the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles and, thus, may not be comparable to financial statements of United States companies;

6.

11.	there may be material tax consequences to the undersigned of an acquisition or holding or disposition of the Common Shares; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States federal, state, local or foreign tax law of the undersigned's acquisition, holding or disposition of such securities, and the undersigned acknowledges that it is solely responsible for determining the tax consequences of its investment; in particular, no representation has been made as to whether the Corporation is or will be a "passive foreign investment company" (commonly known as a "PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code;

12.	it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this subscription form; and

13.	it acknowledges and consents to the fact that the Corporation is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) of the undersigned for the purpose of facilitating the subscription for the Common Shares hereunder; the undersigned acknowledges and consents to the Corporation retaining such personal information for as long as permitted or required by law or business practices and agrees and acknowledges that the Corporation may use and disclose such personal information: (a) for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the undersigned; (b) for use and disclosure for income tax-related purposes, including without limitation, where required by law disclosure to Canada Revenue Agency; (c) disclosure to professional advisers of the Corporation in connection with the performance of their professional services; (d) disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade or similar regulatory filings; (e) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; (f) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent; (g) disclosure to a court determining the rights of the parties under this Agreement; and (h) for use and disclosure as otherwise required or permitted by law.

We acknowledge that you will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate or complete.

DATED ____________________, 20_____.

Name of U.S. Warrantholder (please print)

X
Signature of individual (if U.S. Warrantholder is an individual)

X
Authorized signatory (if U.S. Warrantholder is not an individual)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

7.

SCHEDULE B TO THE WARRANT INDENTURE DATED

September 19, 2019 BETWEEN POET TECHNOLOGIES INC. AND

TSX TRUST COMPANY

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	POET TECHNOLOGIES INC. (the "Corporation").

AND TO:	TSX TRUST COMPANY, as registrar and transfer agent for the Warrants.

The undersigned (A) acknowledges that the sale of _______________________ (the "Securities") of the Corporation, represented by certificate number ___________________, to which this declaration relates (the "Securities") is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) it is not, and it was not at the time of the offer and sale of the Securities, (a) an "affiliate" of the Corporation (as defined in Rule 405 under the U.S. Securities Act), except solely by virtue of being an officer or director of the Corporation, (b) a "distributor" or (c) an affiliate of a distributor; (2) either (a) the offer of such Securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, TSX Venture Exchange or another "designated offshore securities market" (as defined in Rule 902 of Regulation S), and neither the seller nor any person acting on its behalf knew that the transaction had been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" (as defined in Rule 902 of Regulation S) in the United States in connection with the offer and sale of such Securities; (4) the sale of the Securities is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the Securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

DATED this ____ day of ____________________, 20_____.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

8.

Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the foregoing representations of our customer, __________________________ (the "Seller") dated ________________________, with regard to the sale, for such Seller's account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:
Authorized Officer

DATED ____________________, 20_____.